SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): September 27, 1996



                    Merrill Lynch Mortgage Investors, Inc.

  ------------------------------------------------------------------
         (Exact name of registrant as specified in its character)



                                 Delaware

  ------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


  333-07569                                13-3416059

  -----------------------------------------------------------------
 (Commission File Number)      (IRS Employer Identification No.)


          Merrill Lynch Mortgage Investors, Inc.
          250 Vesey Street
          World Financial Center, North Tower
          New York, NY 10281
          Attention: General Counsel

  ________________________________________________________________
          (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 212-449-1000


                            Not applicable
  _________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.   Other Events.
          -------------


Filing of Pooling and Servicing Agreement
-----------------------------------------


     On September 27, 1996, Merrill Lynch Mortgage Investors, Inc. (the "Depositor") entered into a Pooling and Servicing Agreement dated as of September 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Depositor, Beneficial Mortgage Corporation as master servicer, The
Chase Manhattan Bank, as trustee, and Texas Commerce Bank National Association, as co-trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Amendment to Certificate of Incorporation
-----------------------------------------

     On September 26, 1996, Merrill Lynch Mortgage Investors, Inc. (the "Depositor") filed a "Certificate of Amendment of Certificate of Incorporation" with the State of Delaware Office of the Secretary of State. The amendment is annexed hereto as Exhibit 3.3.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          (c)  Exhibits

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K (in the case of the Certificate of Amendment, as numbered in Registration Statement file no. 333-07569).

               Exhibit No.         Description
               -----------         -----------
                   99              Pooling and Servicing Agreement
                                   among Merrill Lynch Mortgage Investors,
                                   Inc., Beneficial Mortgage Corporation,
                                   as Master Servicer, Texas Commerce Bank
                                   National Association, as Co-Trustee and
                                   the Chase Manhattan Bank, as Trustee,
                                   dated as of September 1, 1996

                    3.3           Certificate of Amendment of Certificate
                                   of Incorporation of Merrill Lynch Mortgage
                                   Investors, Inc.

SIGNATURES
----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                   By:    /s/ Peter Cerwin
                                       ----------------------
                                         Peter Cerwin

                                   Its: Vice President




Dated:    October 7, 1996





                                EXHIBIT INDEX


          Exhibit No.                                       Page
          -----------                                       ----

              99                                              3
               3.3                                           84




                              EXHIBIT 99


                                                               Execution Copy


==============================================================================



                   MERRILL LYNCH MORTGAGE INVESTORS, INC.,

                                as Depositor,


                       BENEFICIAL MORTGAGE CORPORATION,

                             as Master Servicer,


                          THE CHASE MANHATTAN BANK,

                                  as Trustee


                                     and


                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION,

                                as Co-Trustee


                         ____________________________


                       POOLING AND SERVICING AGREEMENT

                        Dated as of September 1, 1996


                --------------------------------------------


                 HOME EQUITY LOAN ASSET BACKED CERTIFICATES,

                                Series 1996-2



==============================================================================



                              TABLE OF CONTENTS

                                                                         Page

ARTICLE I      DEFINITIONS

     Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . .   1

     Section 1.02.  Interest Calculations . . . . . . . . . . . . . . . .  19

     Section 1.03.  Usage of Terms  . . . . . . . . . . . . . . . . . . .  19

ARTICLE II     SALE OF HOME EQUITY LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Sale of Home Equity Loans . . . . . . . . . . . . . .  20

     Section 2.02. Acceptance by Trustee; Repurchase Obligations; Substitution of Eligible Substitute Home Equity
                    Loans . . . . . . . . . . . . . . . . . . . . . . . .  23

     Section 2.03.  Representations and Warranties Regarding the Master
                    Servicer  . . . . . . . . . . . . . . . . . . . . . .  25

     Section 2.04.  Representations and Warranties Regarding the Home
                    Equity Loans; Repurchase of Defective Home Equity
                    Loans . . . . . . . . . . . . . . . . . . . . . . . .  26

     Section 2.05.  Execution and Authentication of Certificates;
                    Designation of "Regular Interests" and "Residual
                    Interests" under REMIC  . . . . . . . . . . . . . . .  29

     Section 2.06.  Designation of Start-up Day and Final Maturity
                    Date  . . . . . . . . . . . . . . . . . . . . . . . .  29

     Section 2.07.  Certain Activities  . . . . . . . . . . . . . . . . .  29

     Section 2.08.  Representation and Warranty of the Depositor  . . . .  29

ARTICLE III    ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

     Section 3.01.  The Master Servicer . . . . . . . . . . . . . . . . .  30

     Section 3.02.  Collection of Certain Home Equity Loan Payments;
                    Home Equity Loan Payment Record . . . . . . . . . . .  32

     Section 3.03.  Permitted Debits to the Home Equity Loan Payment
                    Record  . . . . . . . . . . . . . . . . . . . . . . .  33

     Section 3.04.  Maintenance of Hazard Insurance; Property Protection
                    Expenses  . . . . . . . . . . . . . . . . . . . . . .  33

     Section 3.05.  Assumption and Modification Agreements  . . . . . . .  34

     Section 3.06.  Realization upon Defaulted Home Equity Loans  . . . .  35

     Section 3.07.  Trustee to Cooperate  . . . . . . . . . . . . . . . .  35

     Section 3.08.  Servicing Compensation; Payment of Certain Expenses
                    by Master Servicer  . . . . . . . . . . . . . . . . .  36

     Section 3.09.  Annual Statement as to Compliance . . . . . . . . . .  36

     Section 3.10.  Annual Independent Public Accountants' Servicing
                    Report  . . . . . . . . . . . . . . . . . . . . . . .  36

     Section 3.11.  Access to Certain Documentation and Information
                    Regarding the Home Equity Loans . . . . . . . . . . .  36

     Section 3.12.  Maintenance of Certain Servicing Policies . . . . . .  37

ARTICLE IV     SERVICING CERTIFICATE; CERTIFICATE ACCOUNT DEPOSIT

     Section 4.01.  Servicing Certificate . . . . . . . . . . . . . . . .  38

     Section 4.02.  Certificate Account . . . . . . . . . . . . . . . . .  39

     Section 4.03.  Servicer LOC  . . . . . . . . . . . . . . . . . . . .  40

ARTICLE V      PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Distributions . . . . . . . . . . . . . . . . . . . .  41

     Section 5.02.  Statements to Certificateholders  . . . . . . . . . .  41

ARTICLE VI     THE CERTIFICATES

     Section 6.01.  The Certificates  . . . . . . . . . . . . . . . . . .  44

     Section 6.02.  Registration of Transfer and Exchange of
                    Certificates  . . . . . . . . . . . . . . . . . . . .  44

     Section 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates . .  46

     Section 6.04.  Persons Deemed Owners . . . . . . . . . . . . . . . .  46

     Section 6.05.  Appointment of Paying Agent . . . . . . . . . . . . .  46

     Section 6.06.  Restrictions on Transfer of Class M and Class B
                    Certificates  . . . . . . . . . . . . . . . . . . . .  47

     Section 6.07.  Restrictions on Transfer of Class R Certificates  . .  47

     Section 6.08.  Actions of Certificateholders . . . . . . . . . . . .  49

ARTICLE VII    THE MASTER SERVICER AND THE DEPOSITOR

     Section 7.01.  Liability of the Master Servicer  . . . . . . . . . .  51

     Section 7.02. Merger or Consolidation of, or Assumption of the Obligations of, the Master Servicer and the
                    Depositor . . . . . . . . . . . . . . . . . . . . . .  51

     Section 7.03.  Limitation on Liability of the Master Servicer and
                    Others  . . . . . . . . . . . . . . . . . . . . . . .  51

     Section 7.04.  Master Servicer Not to Resign . . . . . . . . . . . .  52

     Section 7.05.  Delegation of Duties  . . . . . . . . . . . . . . . .  52

ARTICLE VIII   DEFAULT

     Section 8.01.  Events of Default . . . . . . . . . . . . . . . . . .  53

     Section 8.02.  Trustee to Act; Appointment of Successor  . . . . . .  54

     Section 8.03.  Notification to Certificateholders  . . . . . . . . .  55

     Section 8.04.  Waiver of Past Events of Default  . . . . . . . . . .  55

ARTICLE IX     THE TRUSTEE

     Section 9.01.  Duties of Trustee . . . . . . . . . . . . . . . . . .  56

     Section 9.02.  Certain Matters Affecting the Trustee . . . . . . . .  57

     Section 9.03.  Trustee Not Liable for Certificates or Home Equity
                    Loans . . . . . . . . . . . . . . . . . . . . . . . .  58

     Section 9.04.  Trustee May Own Certificates  . . . . . . . . . . . .  59

     Section 9.05.  Master Servicer to Pay Trustee's Fees and
                    Expenses  . . . . . . . . . . . . . . . . . . . . . .  59

     Section 9.06.  Eligibility Requirements for Trustee  . . . . . . . .  59

     Section 9.07.  Resignation or Removal of Trustee . . . . . . . . . .  59

     Section 9.08.  Successor Trustee . . . . . . . . . . . . . . . . . .  60

     Section 9.09.  Merger or Consolidation of Trustee  . . . . . . . . .  60

     Section 9.10.  Appointment of Co-Trustee or Separate Trustee . . . .  61

     Section 9.11.  Tax Returns . . . . . . . . . . . . . . . . . . . . .  62

     Section 9.12.  Trustee May Enforce Claims Without Possession of
                    Certificates  . . . . . . . . . . . . . . . . . . . .  62

     Section 9.13.  Suits for Enforcement . . . . . . . . . . . . . . . .  62

ARTICLE X TERMINATION

     Section 10.01.  Termination Upon Purchase by the Master Servicer
                     or Liquidation of All Home Equity Loans  . . . . . .  63

     Section 10.02.  Additional Termination Requirements  . . . . . . . .  65

ARTICLE XI     MISCELLANEOUS PROVISIONS

     Section 11.01.  Amendment  . . . . . . . . . . . . . . . . . . . . .  66

     Section 11.02.  Recordation of Agreement . . . . . . . . . . . . . .  67

     Section 11.03.  Limitation on Rights of Certificateholders . . . . .  67

     Section 11.04.  GOVERNING LAW  . . . . . . . . . . . . . . . . . . .  68

     Section 11.05.  Notices  . . . . . . . . . . . . . . . . . . . . . .  68

     Section 11.06.  Severability of Provisions . . . . . . . . . . . . .  68

     Section 11.07.  Assignment . . . . . . . . . . . . . . . . . . . . .  68

     Section 11.08.  Certificates Nonassessable and Fully Paid  . . . . .  68

     Section 11.09.  Counterparts . . . . . . . . . . . . . . . . . . . .  68

EXHIBIT A - Form of Class A Certificate   . . . . . . . . . . . . . . . . A-1
EXHIBIT B - Form of Class M Certificate . . . . . . . . . . . . . . . . . B-1
EXHIBIT C - Form of Class B Certificate . . . . . . . . . . . . . . . . . C-1
EXHIBIT D - Form of Class R Certificate . . . . . . . . . . . . . . . . . D-1
EXHIBIT E - Form of Notice of Payment in Full . . . . . . . . . . . . . . E-1
EXHIBIT F - Form of File Request  . . . . . . . . . . . . . . . . . . . . F-1


     This Pooling and Servicing Agreement, dated as of September 1, 1996, among Merrill Lynch Mortgage Investors, Inc., as depositor (together with its permitted successors and assigns, the "Depositor"), Beneficial Mortgage Corporation ("Beneficial"), as master servicer (the "Master Servicer"), The Chase Manhattan Bank, as trustee (the "Trustee") and Texas Commerce Bank National Association, as co-trustee (the "Co-Trustee"),

                               WITNESSETH THAT:

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows.

                                  ARTICLE I

                                 DEFINITIONS

     Section 1.01.  Definitions.  Whenever used in this Agreement, the
                    -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Accrual Period:  As to any Distribution Date (the "current Distribution
     --------------
Date"), the period beginning on the preceding Distribution Date (or the Closing Date, in the case of the first Distribution Date) and ending on the day preceding the current Distribution Date.

     Additional Balance:  As to any Home Equity Loan and any day, the Loan
     ------------------
Balance less the Trust Balance.

     Affiliate:  With respect to any Person, any other Person controlling,
     ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative to the foregoing.

     Agreement:  This Pooling and Servicing Agreement and all amendments
     ---------
hereof and supplements hereto.

     Amount Available for Class A Interest:  As to any Distribution Date, the
     -------------------------------------
lesser of (a) Available Funds and (b) the Class A Interest Requirement.

     Amount Available for Class A Principal:  As to any Distribution Date,
     --------------------------------------
the sum of (a) the lesser of (i) the excess, if any, of (A) Available Funds over (B) the sum of the Amount Available for Class A Interest, the Amount Available for Class M Interest and the Amount Available for Class B Interest and (ii) the Class A Formula Amount and (b) as to the Class M Termination Date and each Distribution Date thereafter, any Class B Remaining Available Funds (on the Class M Termination Date, exclusive of the portion, if any, of the Class B Remaining Available Funds distributed as principal of the Class M Certificates); provided that the Amount Available for Class A Principal shall not exceed the Class A Certificate Balance.

     Amount Available for Class B Interest:  As to any Distribution Date, the
     -------------------------------------
lesser of (a) the excess, if any, of Available Funds over the sum of (i) the Amount Available for Class A Interest and (ii) the Amount Available for Class M Interest and (b) the Class B Interest Requirement.

     Amount Available for Class B Principal:  As to any Distribution Date
     --------------------------------------
prior to the Class M Termination Date, the lesser of (a) the Class B Remaining Available Funds for such date and (b) the Class B Certificate Balance, and as to the Class M Termination Date and each Distribution Date thereafter, the lesser of (a) Available Funds less the sum of (i) the Class B Interest Requirement and (ii) as to the Class M Termination Date, any amounts distributed in respect of the Class M Certificates on such date and
(b) the Class B Formula Amount.

     Amount Available for Class M Interest:  As to any Distribution Date, the
     -------------------------------------
lesser of (a) the excess, if any, of Available Funds over the Amount Available for Class A Interest and (b) the Class M Interest Requirement.

     Amount Available for Class M Principal:  As to the Class B Termination
     --------------------------------------
Date and each Distribution Date thereafter, the lesser of (a) Class B Remaining Available Funds for such date (in the case of the Class B Termination Date, net of any such amounts distributed in respect of the Class B Certificates on such date), plus, on the Class A Termination Date and on each Distribution Date thereafter, the lesser of (i) Remaining Available Funds for such date and (ii) the Class M Formula Amount and (b) the Class M Certificate Balance.

     Appraised Value:  As to any Mortgaged Property and any time referred to
     ---------------
herein, the appraised value of such Mortgaged Property based upon the appraisal made by or on behalf of the related Originator in connection with the origination of the related Home Equity Loan.

     Available Funds:  As to any Distribution Date, the sum of (a) the
     ---------------
aggregate of all Trust Interest received during the related Collection Period net of the Monthly Servicing Fee, (b) the aggregate of all Trust Principal Payments received during the related Collection Period, (c) the aggregate of all Trust Insurance Proceeds received during the related Collection Period,
(d) the aggregate of Trust Liquidation Proceeds received as of the end of the calendar month preceding the month of such Distribution Date; (e) the aggregate Purchase Price of any Defective Home Equity Loans repurchased by the Depositor or the Master Servicer since the preceding Distribution Date and (f) the Substitution Adjustment Amount deposited in the Collection Account during the preceding Collection Period.

     Available Servicer LOC Amount:  As of any Distribution Date upon which
     -----------------------------
a Servicer LOC is maintained pursuant to Section 3.02(c), the maximum amount of coverage available thereunder in accordance with the terms thereof.

     Beneficial:  Beneficial Mortgage Corporation, a Delaware corporation,
     ----------
and its successors in interest.

     BIF:  The Bank Insurance Fund, as from time to time constituted or
     ---
created under the Financial Institution, Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

     Book-Entry Certificate:  Any Class A, Class M or Class B Certificate
     ----------------------
registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a
     ------------
day on which banking institutions in the State of New York or the State of New Jersey are required or authorized by law to be closed.

     Certificate:  Any Class A, Class M, Class B or Class R Certificate.
     -----------

     Certificate Account:  The custodial account or accounts created and
     -------------------
maintained with the Trustee pursuant to Section 4.02.

     Certificate Owner:  With respect to any Book-Entry Certificate, the
     -----------------
Person who is the beneficial owner of such Book-Entry Certificate.

     Certificate Register and Certificate Registrar:  The register maintained
     ----------------------------------------------
and the registrar appointed pursuant to Section 6.02.

     Certificateholder or Holder:  The Person in whose name a Certificate is
     ---------------------------
registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of Beneficial or the Master Servicer or any Person actually known to a Responsible Officer of the Trustee to be an affiliate of Beneficial or the Master Servicer shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent has been obtained.

     Class:  All Certificates whose form is identical except for variations
     -----
in Percentage Interest.

     Class A Certificate:  Any of the Certificates signed by the Trustee and
     -------------------
countersigned by the Trustee or the Certificate Registrar, substantially in the form set forth in Exhibit A hereto.

     Class A Certificate Balance:  As of any Distribution Date, the Original
     ---------------------------
Class A Certificate Balance less all amounts previously distributed to Holders of the Class A Certificates on all previous Distribution Dates as part of the Amount Available for Class A Principal, but in no event less than zero. For purposes of determining whether Amounts Available for Class A Principal were actually distributed on any particular Distribution Date, the distribution on any such Distribution Date to Holders of the Class A Certificates shall be allocated first to the Amount Available for Class A Interest and then to the Amount Available Class A Principal.

     Class A Distribution Amount:  As to any Distribution Date, the sum of
     ---------------------------
(a) the Amount Available for Class A Interest and (b) Amount Available for Class A Principal.

     Class A Formula Amount:  As to any Distribution Date, the sum of (a) the
     ----------------------
Formula Principal Amount and (b) the Class A Unpaid Principal Shortfall.

     Class A Interest Requirement:  As to any Distribution Date, the sum of
     ----------------------------
(a) interest accrued during the related Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance, (b) interest accrued during the related Accrual Period at the Class A Pass-Through Rate on any Class A Unpaid Interest Shortfall and (c) any Class A Unpaid Interest Shortfall.

     Class A Interest Shortfall:  As to any Distribution Date, the amount,
     --------------------------
if any, by which distributions in respect of interest to Holders of the Class A Certificates on such Distribution Date are less than the sum of (a) interest accrued during the related Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance and (b) any interest due on such Distribution Date on any Class A Unpaid Interest Shortfall (to the extent legally permitted).

     Class A Pass-Through Rate:  As to the initial Accrual Period, 5.58531%
     -------------------------
per annum and, as to any Accrual Period thereafter, the lesser of (a) LIBOR plus 0.14% and (b) the Weighted Average Net Loan Rate.

     Class A Principal Factor:  As to any Distribution Date, the percentage,
     ------------------------
carried to seven places (rounded down), obtained by dividing the Class A Certificate Balance as of such Distribution Date (after giving effect to all payments of principal made on such Distribution Date) by the Original Class A Certificate Balance.

     Class A Principal Shortfall:  As to any Distribution Date, the amount,
     ---------------------------
if any, by which distributions in respect of principal to Holders of the Class A Certificates on such Distribution Date are less than the amount specified in clause (a) of the definition of Class A Formula Amount.

     Class A Termination Date:  The Distribution Date on which the Class A
     ------------------------
Certificate Balance has been reduced to zero.

     Class A Unpaid Interest Shortfall:  As to any Distribution Date, the
     ---------------------------------
amount, if any, by which the aggregate of Class A Interest Shortfalls for prior Distribution Dates exceeds the aggregate of amounts distributed in respect of Class A Interest Shortfalls on prior Distribution Dates to Holders of the Class A Certificates. For purposes of determining whether amounts distributable in respect of Class A Unpaid Interest Shortfalls were actually distributed on any particular Distribution Date, distributions on such Distribution Date shall be allocated, first, to the amount specified in clause (a) of the definition "Class A Interest Requirement," second, to any interest due on any Class A Unpaid Interest Shortfall, and, third, to any Class A Unpaid Interest Shortfall.

     Class A Unpaid Principal Shortfall:  As to any Distribution Date, the
     ----------------------------------
amount, if any, by which the aggregate of Class A Principal Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed on prior Distribution Dates in respect of Class A Principal Shortfalls to Holders of the Class A Certificates. For purposes of determining whether amounts distributable in respect of Class A Unpaid Principal Shortfalls were actually distributed on any particular Distribution Date, the distribution on such Distribution Date shall be allocated, first, to the Class A Interest Requirement, second to the amounts described in clause (a) of the definition of "Class A Formula Amount," and, third, to any Class A Unpaid Principal Shortfall.

     Class B Certificate:  Any of the Certificates signed by the Trustee and
     -------------------
countersigned by the Trustee or the Certificate Registrar, substantially in the form set forth in Exhibit C hereto.

     Class B Certificate Balance:  As to any Distribution Date, the Original
     ---------------------------
Class B Certificate Balance less the sum of all amounts previously distributed to Class B Certificateholders on all previous Distribution Dates in excess of the Class B Interest Requirement for each such Distribution Date, but in no event less than zero.

     Class B Distribution Amount:  As to any Distribution Date to and
     ---------------------------
including the Class B Termination Date, the sum of (a) the Amount Available for Class B Interest and (b) the Amount Available for Class B Principal.

     Class B Formula Amount:  As to any Distribution Date on or after the
     ----------------------
Class M Termination Date, the lesser of (a) the sum of (i) the Formula Principal Amount and (ii) any Class B Unpaid Principal Shortfall less (iii) as to the Class M Termination Date, the aggregate amount distributed as principal in respect of the Class M Certificates on such date and (b) the Class B Certificate Balance.

     Class B Interest Requirement:  As to any Distribution Date, the sum of
     ----------------------------
(a) interest accrued during the related Accrual Period at the Class B Pass-Through Rate on the Class B Certificate Balance, (b) interest accrued during the related Accrual Period at the Class B Pass-Through Rate on any Class B Unpaid Interest Shortfall (to the extent legally permitted) and (c) any Class B Unpaid Interest Shortfall.

     Class B Interest Shortfall:  As to any Distribution Date, any amount by
     --------------------------
which the amount of interest distributed to Class B Certificateholders on such Distribution Date is less than the sum of (a) interest accrued during the related Accrual Period at the Class B Pass-Through Rate on the Class B Certificate Balance and (b) any interest due on such Distribution Date on any Class B Unpaid Interest Shortfall (to the extent legally permitted).

     Class B Pass-Through Rate:  As to the initial Accrual Period, 5.69531%
     -------------------------
per annum and, as to any Accrual Period thereafter, the lesser of (a) LIBOR plus 0.25% and (b) the Weighted Average Net Loan Rate.

     Class B Principal Factor:  As to any Distribution Date, the percentage
     ------------------------
(carried to seven places, rounded down) obtained by dividing the Class B Certificate Balance as of such Distribution Date (after giving effect to all payments of principal made on such Distribution Date) by the Original Class B Certificate Balance.

     Class B Principal Shortfall:  As to any Distribution Date on or after
     ---------------------------
the Class M Termination Date, the amount, if any, by which (a) distributions in respect of principal to Holders of the Class B Certificates on such Distribution Date are less than (b)(i) the Formula Principal Amount less (ii) as to the Class M Termination Date, the amount specified in clause (a)(iii) of the definition of Class B Formula Amount.

     Class B Remaining Available Funds:  As to any Distribution Date, the
     ---------------------------------
lesser of (a) Remaining Available Funds and (b) an amount equal to the product of 1/12 of 400 basis points and the Pool Balance for such Distribution Date.

     Class B Termination Date:  The Distribution Date upon which the Class
     ------------------------
B Certificate Balance is reduced to zero.

     Class B Unpaid Interest Shortfall:  As to any Distribution Date, the
     ---------------------------------
amount, if any, by which the aggregate of Class B Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed on prior Distribution Dates to Holders of the Class B Certificates in respect of Class B Interest Shortfalls. For purposes of determining whether amounts distributable in respect of Class B Unpaid Interest Shortfalls were actually distributed on any particular Distribution Date, the distribution on such Distribution Date shall be allocated, first, to the amount specified in clause (a) of the definition of "Class B Interest Requirement", second, to any interest due on any Class B Unpaid Interest Shortfall, and, third, to any Class B Unpaid Interest Shortfall.

     Class B Unpaid Principal Shortfall:  As to any Distribution Date on or
     ----------------------------------
after the Class M Termination Date, the amount, if any, by which the aggregate of Class B Principal Shortfalls for prior Distribution Dates exceeds the aggregate of amounts distributed on prior Distribution Dates in respect of Class B Principal Shortfalls to Holders of the Class B Certificates. For purposes of determining whether amounts distributable in respect of Class B Unpaid Principal Shortfalls were actually distributed on any particular Distribution Date, the distribution on such Distribution Date shall be allocated, first, to the Class B Interest Requirement, second, to the amounts described in clause (a)(i) of the definition of "Class B Formula Amount" (on the Class M Termination Date, less the amount in clause (a)(iii) of such definition), and, third, to any Class B Unpaid Principal Shortfall.

     Class M Certificate:  Any of the Certificates signed by the Trustee and
     -------------------
countersigned by the Trustee or the Certificate Registrar, substantially in the form set forth in Exhibit B hereto.

     Class M Certificate Balance:  As to any Distribution Date, the Original
     ---------------------------
Class M Certificate Balance less the sum of all amounts previously distributed to Class M Certificateholders on all previous Distribution Dates in excess of the Class M Interest Requirement for each such Distribution Date, but in no event less than zero.

     Class M Distribution Amount:  As to any Distribution Date, the sum of
     ---------------------------
(a) the Amount Available for Class M Interest and (b) the Amount Available for Class M Principal.

     Class M Formula Amount:  As to any Distribution Date on or after the
     ----------------------
Class A Termination Date, the lesser of (a) the sum of (i) the Formula Principal Amount and (ii) any Class M Unpaid Principal Shortfall, less (iii) as to the Class A Termination Date, the aggregate amount distributed as principal in respect of the Class A Certificates on such date and (b) the Class M Certificate Balance.

     Class M Interest Requirement:  As to any Distribution Date, the sum of
     ----------------------------
(a) interest accrued during the related Accrual Period at the Class M Pass-Through Rate on the Class M Certificate Balance, (b) interest accrued during the related Accrual Period at the Class M Pass-Through Rate on any Class M Unpaid Interest Shortfall (to the extent legally permitted) and (c) any Class M Unpaid Interest Shortfall.

     Class M Interest Shortfall:  As to any Distribution Date, any amount by
     --------------------------
which the amount of interest distributed to Class M Certificateholders on such Distribution Date is less than the sum of (a) interest accrued during the related Accrual Period at the Class M Pass-Through Rate on the Class M Certificate Balance and (b) any interest due on such Distribution Date on any Class M Unpaid Interest Shortfall.

     Class M Pass-Through Rate:  As to the initial Accrual Period, 5.72531%
     -------------------------
per annum and, as to any Accrual Period thereafter, the lesser of (a) LIBOR plus 0.28% and (b) the Weighted Average Net Loan Rate.

     Class M Principal Factor:  As to any Distribution Date, the percentage
     ------------------------
(carried to seven places, rounded down) obtained by dividing the Class M Certificate Balance as of such Distribution Date (after giving effect to all payments of principal made on such Distribution Date) by the Original Class M Certificate Balance.

     Class M Principal Shortfall:  As to any Distribution Date, the amount,
     ---------------------------
if any, by which (a) distributions in respect of principal to Holders of the Class M Certificates on such Distribution Date are less than (b)(i) the Formula Principal Amount less (ii) on the Class A Termination Date, the amount specified in clause (a)(iii) of the definition of Class M Formula Amount.

     Class M Termination Date:  The Distribution Date on which the Class M
     ------------------------
Certificate Balance is reduced to zero.

     Class M Unpaid Interest Shortfall:  As to any Distribution Date, the
     ---------------------------------
amount if any, by which the aggregate of Class M Interest Shortfalls for prior Distribution Dates exceeds the aggregate of the amounts distributed on prior Distribution Dates to Holders of the Class M Certificates in respect of Class M Interest Shortfalls. For purposes of determining whether amounts distributable in respect of Class M Unpaid Interest Shortfalls were actually distributed on any particular Distribution Date, the distribution on such Distribution Date shall be allocated, first, to the amount specified in clause (a) of the definition of "Class M Interest Requirement", second, to any interest due on any Class M Unpaid Interest Shortfall and, third, to any Class M Unpaid Interest Shortfall.

     Class M Unpaid Principal Shortfall:  As to any Distribution Date on or
     ----------------------------------
after the Class A Termination Date, the amount, if any, by which the aggregate of Class M Principal Shortfalls for prior Distribution Dates exceeds the aggregate of amounts distributed on prior Distribution Dates in respect of Class M Principal Shortfalls to Holders of the Class M Certificates. For purposes of determining whether amounts distributable in respect of Class M Unpaid Principal Shortfalls were actually distributed on any particular Distribution Date, the distribution on such Distribution Date shall be allocated, first, to the Class M Interest Requirement, second, to the amounts described in clause (a)(i) of the definition of "Class M Formula Amount" (on the Class A Termination Date, less the amount specified in clause
(a)(iii) of such definition) and, third, to any Class M Unpaid Principal Shortfall.

     Class R Certificate:  Any of the Certificates signed by the Trustee and
     -------------------
countersigned by the Trustee or the Certificate Registrar, substantially in the form set forth in Exhibit D hereto.

     Class R Certificate Balance:  As of any Distribution Date, the Original
     ---------------------------
Class R Certificate Balance less all distribution, on all previous Distribution Dates in respect of the Class R Distribution Amount, but in no event less than zero.

     Class R Distribution Amount:  As to any Distribution Date, the excess,
     ---------------------------
if any, of the Available Funds for such date over the sum of the Class A Distribution Amount, the Class M Distribution Amount and the Class B Distribution Amount for such date.

     Closing Date:  September 27, 1996.
     ------------

     Code:  The Internal Revenue Code of 1986, as amended from time to time.
     ----

     Collection Period:  As to any Home Equity Loan and any Distribution
     -----------------
Date, the one-month period ending on the related Cycle Date in the month preceding the month of such Distribution Date; provided, however, that the first such period for each Home Equity Loan shall commence on the Cut-off Date and end on the Cycle Date for such Home Equity Loan occurring in September 1996. When used with respect to all the Home Equity Loans and a Distribution Date, the term "Collection Period" shall mean, collectively, the respective Collection Periods applicable to each of the Home Equity Loans that commenced in the second preceding calendar month (or, in the case of the first Collection Period, the Cut-off Date) and ended in the calendar month immediately preceding the month of such Distribution Date, and shall be referred to herein as a "preceding Collection Period" or "related Collection Period" with reference to a Distribution Date.

     Combined Loan-to-Value Ratio:  As to any Home Equity Loan as of any
     ----------------------------
date, the fraction, expressed as a percentage, the numerator of which is the sum of (i) the Credit Limit and (ii) the greater of (x) the aggregate unpaid principal balance of all loans secured by all senior or pari passu related deeds of trust or mortgages, if any, as of such date and (y) the aggregate maximum credit limit of such loans, and the denominator of which is the Appraised Value of the related Mortgaged Property as of the date of execution of the related Loan Agreement.

     Corporate Trust Office:  The principal office of the Trustee in New
     ----------------------
York, New York, at which at any particular time its corporate business shall be administered, which office at the date of the execution of this instrument is located at 450 West 33rd Street, 10th Floor, New York, New York 10001,
Attention:  Global Trust Services.

     Co-Trustee:  Texas Commerce Bank, or any successor co-trustee appointed
     ----------
to succeed Texas Commerce Bank in accordance with this Agreement that has accepted such appointment in accordance herewith.

     Credit Limit:  As to any Home Equity Loan, the maximum Loan Balance
     ------------
permitted under the terms of the related Loan Agreement.

     Cut-off Date:  The close of business on August 31, 1996.
     ------------

     Cut-off Date Pool Balance:  The aggregate of the Cut-off Date Trust
     -------------------------
Balances of the Home Equity Loans.

     Cut-off Date Trust Balance:  As to any Home Equity Loan, the unpaid
     --------------------------
principal balance thereof as of the close of business on the Cut-off Date.

     Cycle Date:  As to any Home Equity Loan, the day of the month on which
     ----------
the related billing cycle for such Home Equity Loan ends.

     Defective Home Equity Loan:  Any Home Equity Loan with respect to which
     --------------------------
the Master Servicer is required to repurchase the Trust Balance or substitute for such Trust Balance one or more Eligible Substitute Home Equity Loans pursuant to Section 2.02 or 2.04.

     Definitive Certificates:  As defined in Section 6.02(c).
     -----------------------

     Delinquency Amount:  As of any date of determination, the sum of:
     ------------------

     (a) the product of (i) the aggregate Trust Balance of all Home Equity Loans (other than Foreclosure, Foreclosed or Liquidated Home Equity Loans) which are between 30 and 59 days delinquent (on a contractual basis) and (ii) 11.00%;

     (b) the product of (i) the aggregate Trust Balance of all Home Equity Loans (other than Foreclosure, Foreclosed or Liquidated Home Equity Loans) which are delinquent between 60 and 89 days (on a contractual basis) and (ii) 22.00%; and

     (c) the product of (i) the aggregate Trust Balance of all Home Equity Loans (other than Liquidated Home Equity Loans) delinquent 90 days or more, and (ii) 44.00%.

     Depositor:  Merrill Lynch Mortgage Investors, Inc., and its successors
     ---------
in interest, in its capacity as depositor hereunder.

     Depository:  The initial Depository shall be The Depository Trust
     ----------
Company, the nominee of which is Cede & Co., as the registered Holder of Book-Entry Certificates evidencing $639,102,000 in initial aggregate principal amount of the Class A Certificates, $41,291,000 initial aggregate principal amount of the Class M Certificates and $37,700,000 initial aggregate principal amount of the Class B Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     Depository Participant:  A broker, dealer, bank or other financial
     ----------------------
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Determination Date:  As to any Distribution Date, the fifth Business Day
     ------------------
preceding such Distribution Date.

     Disqualified Organization:  A disqualified organization as defined in
     -------------------------
section 860E(e)(5) of the Code (or any successor statute thereto).

     Distribution Date:  The 28th day of each calendar month or, if such day
     -----------------
is not a Business Day, the next succeeding Business Day, beginning in October 1996.

     Electronic Ledger:  As to each Originator, the electronic master record
     -----------------
of home equity credit line accounts maintained by it.

     Eligible Account:  An account that is (a) maintained with a depository
     ----------------
institution the long-term deposits or the long-term unsecured debt obligations of which have been rated by each Rating Agency in its highest rating category, or (b) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, or (c) a segregated trust account maintained with the Trustee in its fiduciary capacity in its corporate trust department, or (d) otherwise acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee.

     Eligible Substitute Home Equity Loan:  A Home Equity Loan or Loans
     ------------------------------------
substituted by the Depositor or the Master Servicer for a Defective Home Equity Loan, which must on the date of such substitution (a) have an outstanding Trust Balance (or in the case of a substitution of more than one Home Equity Loan for a Defective Home Equity Loan, an aggregate Trust Balance) not in excess of, and not substantially less than, the Trust Balance of such Defective Home Equity Loan; (b) have a Loan Rate of not less than the Loan Rate of the Defective Home Equity Loan and not more than 1% in excess of the Loan Rate of such Defective Home Equity Loan; (c) have a remaining term to maturity not more than six months earlier or later than the remaining term of the Defective Home Equity Loan; (d) comply with each representation, warranty and obligation set forth in Section 2.04 (except that each such representation and warranty shall be deemed to be made as of the date of substitution); (e) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Home Equity Loan; and (f) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Home Equity Loan.

     ERISA:  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     Event of Default:  As defined in Section 8.01.
     ----------------

     Final Auction:  As defined in Section 10.01(b).
     -------------

     Fitch:  Fitch Investors Service, L.P. or its successor in interest.
     -----

     Foreclosed Home Equity Loan:  Any Home Equity Loan that is not a
     ---------------------------
Liquidated Home Equity Loan and as to which the related Mortgaged Property is held by the Trust Fund upon the foreclosure or comparable conversion thereof.

     Foreclosure Home Equity Loan:  A Home Equity Loan with respect to which
     ----------------------------
the Master Servicer or a Subservicer has commenced foreclosure proceedings.

     Formula Principal Amount:  As to any Distribution Date, the sum of (a)
     ------------------------
each Trust Principal Payment received during the preceding Collection Period,
(b) any Trust Insurance Proceeds received during the preceding Collection Period, (c) the Trust Balance on the last day of the related Collection Period of each Defective Home Equity Loan to be purchased by the Depositor or the Master Servicer on the Business Day prior to such Distribution Date,
(d) all Substitution Adjustment Amounts received during the preceding Collection Period and (e) the Trust Balance on the last day of the related Collection Period of each Home Equity Loan that became a Liquidated Home Equity Loan as of the end of the calendar month preceding the month of such Distribution Date.

     Home Equity Loan Losses:  For any Distribution Date, the sum of the
     -----------------------
aggregate of Liquidated Home Equity Loan Losses for all Home Equity Loans that became Liquidated Home Equity Loans as of such Distribution Date.

     Home Equity Loan Payment Record:  With respect to the Trust Fund, the
     -------------------------------
record maintained by the Master Servicer pursuant to Section 3.02(b).

     Home Equity Loan Schedule:  As of any date, the schedule of Home Equity
     -------------------------
Loans included in the Trust Fund on such date. The initial schedule of Home Equity Loans as of the Cut-off Date is the magnetic tape delivered to the Trustee by the Depositor on the Closing Date setting forth as to each Home Equity Loan (a) the Cut-off Date Trust Balance, (b) the Credit Limit, (c) the dates upon which any outstanding Loan Balance is due and payable pursuant to the amortization schedule in effect at the Closing Date, (d) the margin over the related index that is applicable to the setting of the Loan Rate, (e) the applicable maximum Loan Rate and minimum Loan Rate, if any, (vi) the monthly billing cycle for such Home Equity Loan and (f) the billing name and address of the Mortgagor.

     Home Equity Loans:  Such of the home equity loans the Trust Balances of
     -----------------
which have been sold and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Fund, the Home Equity Loans originally so held being identified in the Home Equity Loan Schedule. When used in respect of any Distribution Date, the term Home Equity Loans shall mean all Home Equity Loans (including those in respect of which the Trust Fund has acquired the related Mortgaged Property) that (a) have not been prepaid in full prior to the related Collection Period, (b) did not become Liquidated Home Equity Loans prior to such related Collection Period and
(c) were not repurchased by the Master Servicer prior to such related Collection Period.

     Insurance Proceeds:  As to any Home Equity Loan and Collection Period,
     ------------------
proceeds paid by any insurer pursuant to any insurance policy covering such Home Equity Loan (net of any component thereof covering any expenses incurred by or on behalf of the Master Servicer) or by the Master Servicer pursuant to Section 3.04 during such Collection Period, that (a) are not Liquidation Proceeds, (b) are not applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Master Servicer and (c) will be applied by the Master Servicer in reduction of the Loan Balance of such Home Equity Loan.

     LIBOR:  As to any Accrual Period, the per annum rate established by the
     -----
Trustee with respect to such Accrual Period (a) based on the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the offered rates for one-month United States dollar deposits that appear on the Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date, or (b) if on such date no such rate appears on the Telerate Page 3750, based on the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) of the rates at which one-month U.S. dollar deposits are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date by four Reference Banks to prime banks in the London interbank market commencing on the second LIBOR Business Day immediately following such LIBOR Determination Date or (c) if fewer than two Reference Banks provide such offered quotations, the greater of (i) LIBOR as determined on the preceding LIBOR Determination Date and (ii) the Reserve Interest Rate.

     LIBOR Business Day:  A day on which banking institutions in The City of
     ------------------
New York and the City of London, England are open for dealing in foreign currency and exchange.

     LIBOR Determination Date:  With respect to any Accrual Period, the
     ------------------------
second LIBOR Business Day prior to the beginning of such Accrual Period.

     Liquidated Home Equity Loan:  As to any Distribution Date, any Home
     ---------------------------
Equity Loan (other than a Defective Home Equity Loan that is purchased or substituted pursuant to Section 2.02 or 2.04) in respect of which the Master Servicer has determined as of the end of the calendar month preceding the month of such Distribution Date that all Liquidation Proceeds that it expects to recover have been recovered.

     Liquidated Home Equity Loan Loss:  As to any Liquidated Home Equity
     --------------------------------
Loan, the amount, if any, by which (a) the sum of (i) the Trust Balance of such Liquidated Home Equity Loan and (ii) accrued and unpaid interest thereon at the applicable Net Loan Rate from time to time applicable through the end of the Collection Period ending in the month preceding the month of the Distribution Date upon which such Home Equity Loan became a Liquidated Home Equity Loan, exceeds (b) the Trust Liquidation Proceeds received in connection with the liquidation thereof. For purposes hereof, a Foreclosed Home Equity Loan shall be deemed to have continued to accrue interest at the Net Loan Rate that would have been applicable from time to time to the accrual of interest on the related Home Equity Loan.

     Liquidation Expenses:  As to any Home Equity Loan, unreimbursed expenses
     --------------------
that are incurred by the Master Servicer in connection with the liquidation of such Home Equity Loan and not recovered under any insurance policy, such expenses to include, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults under any deed of trust or mortgage that is prior to such Home Equity Loan) in respect of such Home Equity Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

     Liquidation Period:  The period beginning on the date of adoption by
     ------------------
holders of the Class R Certificates of a plan of complete liquidation of the Trust Fund and ending on the day that is 90 days after the date such plan is adopted.

     Liquidation Proceeds:  As to any Home Equity Loan, cash (other than
     --------------------
Insurance Proceeds and if such Home Equity Loan is a Defective Home Equity Loan, the Purchase Price of such Home Equity Loan) received in connection with the liquidation of such Home Equity Loan, whether through trustee's sale, foreclosure sale or otherwise, including without limitation rentals on acquired Mortgaged Properties; provided, however, that in no event shall Liquidation Proceeds with respect to any Home Equity Loan exceed (x) the sum described in clause (a) of the definition of "Liquidated Home Equity Loan Loss" and (y) any related Liquidation Expenses.

     Loan Agreement:  As to any Home Equity Loan, the related credit line
     --------------
agreement executed by the Mortgagor and the related Originator and any amendments or modifications thereto.

     Loan Balance:  As to any Home Equity Loan and any day, the principal
     ------------
balance of such Home Equity Loan at the close of business on such day.

     Loan Rate:  As to any Home Equity Loan and any day, the per annum rate
     ---------
of interest applicable to the calculation of interest on the related Loan Balance for such day as set forth in the related Loan Agreement.

     Master Servicer:  Beneficial, in its capacity as master servicer
     ---------------
hereunder or its successor in interest or any successor servicer appointed as provided herein.

     Monthly Servicing Fee:  As to any Home Equity Loan and any date, an
     ---------------------
amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and
(b) the Trust Balance of such Home Equity Loan.

     Moody's:  Moody's Investors Service, Inc. or its successor in interest.
     -------

     Mortgage:  As to any Home Equity Loan, the deed of trust or other
     --------
instrument creating a first or second lien on an estate in fee simple interest in real property securing such Home Equity Loan.

     Mortgage File:  As to any Home Equity Loan, the mortgage documents
     -------------
listed in Section 2.01 pertaining to such Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement, which documents may be physical documents or, pursuant to the terms of Section 2.01, optical images or other representations thereof.

     Mortgaged Property:  As to any Home Equity Loan, the underlying
     ------------------
property, including real property and any improvements thereon, securing such Home Equity Loan.

     Mortgagor:  The obligor or obligors under a Loan Agreement.
     ---------

     Net Liquidation Proceeds:  As to any Liquidated Home Equity Loan,
     ------------------------
Liquidation Proceeds net of Liquidation Expenses.

     Net Loan Rate:  As to any Home Equity Loan and any day, the Loan Rate
     -------------
less the Servicing Fee Rate.

     Officer's Certificate:  A certificate signed by the President, a Senior
     ---------------------
Vice President or a Vice President of Beneficial or the Master Servicer, as the case may be, and delivered to the Trustee.

     Opinion of Counsel:  A written opinion of counsel delivered to the
     ------------------
Trustee, who may be counsel employed by the Master Servicer or the Depositor, except that any opinion of counsel relating to the qualification of the Trust Fund as a REMIC or compliance with or taxation pursuant to the REMIC Provisions must be an opinion of independent counsel experienced in matters relating to the subject of such opinion.

     Original Class A Certificate Balance:  $639,102,000.
     ------------------------------------

     Original Class B Certificate Balance:  $41,291,000.
     ------------------------------------

     Original Class M Certificate Balance:  $37,700,000.
     ------------------------------------

     Original Class R Certificate Balance:  $936.59.
     ------------------------------------

     Originator:  Each of Beneficial, Beneficial Arizona Inc., Beneficial
     ----------
California Inc., Beneficial Consumer Discount Company, Beneficial Delaware Inc., Beneficial Discount Co. of Virginia, Beneficial Florida Inc., Beneficial Home Mortgage Loan Corp., Beneficial Homeowner Service Corporation, Beneficial Indiana Inc., Beneficial Kentucky Inc., Beneficial Michigan Inc., Beneficial Mississippi Inc., Beneficial Montana Inc., Beneficial Mortgage Co. of Arizona, Beneficial Mortgage Co. of Georgia, Beneficial Mortgage Co. of Idaho, Beneficial Mortgage Co. of Maryland, Beneficial Mortgage Co. of Massachusetts, Beneficial Mortgage Co. of Mississippi, Beneficial Mortgage Co. of Nevada, Beneficial Mortgage Co. of New Hampshire, Beneficial Mortgage Co. of North Carolina, Beneficial Mortgage Co. of Ohio, Beneficial Mortgage Co. of Rhode Island, Beneficial Mortgage Co. of South Carolina, Beneficial Mortgage Co. of Utah, Beneficial New Jersey Inc., Beneficial Oregon Inc., Beneficial Tennessee Inc., Beneficial Washington Inc. and Beneficial West Virginia Inc., or their respective predecessors, as applicable.

     Overdue Trust Percentage:  As to any Collection Period and any payment
     ------------------------
received in respect of a Home Equity Loan that was due in a previous Collection Period, the percentage (carried to four places) obtained by dividing the average daily Trust Balance for all consecutive prior Collection Periods from and including the Collection Period in which such payment was due to and including the Collection Period in which such payment was received in full by the average daily Loan Balance for such consecutive prior Collection Periods. The Overdue Trust Percentage shall only be applied to payments received in a Collection Period that were due in a previous Collection Period or Periods.

     Ownership Interest:  With respect to any Class M, Class B or Class R
     ------------------
Certificate, any ownership or security interest therein, including any interest therein as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Paying Agent:  Any Person appointed by the Trustee as permitted by
     ------------
Section 6.05.

     Percentage Interest:  As to any Certificate, the percentage interest
     -------------------
evidenced thereby in distributions required to be made thereon, such percentage interest being equal, in the case of a Certificate other than a Class R Certificate, to the percentage obtained by dividing the original principal denomination of such Certificate by the aggregate of the original principal denominations of all Certificates of the same Class, and, in the case of a Class R Certificate, to the percentage set forth on the face thereof.

     Permitted Investments:  One or more of the following:
     ---------------------

       (a) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

       (b)          repurchase agreements on obligations specified in clause
(a) maturing not more than three months from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest unsecured short-term rating category;

       (c) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any State provided that either (i) such investments are fully insured by the Federal Deposit Insurance Corporation or (ii) the debt obligations of such depository institution or trust company (or if Standard & Poor's is a Rating Agency in the case of the principal depository institution in a depository institution holding company, the unsecured short-term debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest unsecured short-term debt rating category;

       (d) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category;

       (e) money market funds rated by each Rating Agency in its highest category;

       (f) money market mutual funds, including, without limitation, the VISTA Money Market Funds or any other fund for which the Trustee or an Affiliate of the Trustee serves as an investment advisor, administrator, shareholder, servicing agent and/or custodian or subcustodian (provided that any such fund is rated in the highest rating category by each of Standard & Poor's and Moody's), notwithstanding that (i) the Trustee or an Affiliate of the Trustee charges and collects fees and expenses from such funds for services rendered, (ii) the Trustee charges and collects fees and expenses for services rendered pursuant to this Agreement, and (iii) services performed for such funds and pursuant to this Agreement may converge at any time; and

       (g) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not result in a reduction, withdrawal or suspension of the then-current rating of any Class of Certificates, as evidenced by a letter to such effect from such Rating Agency.

     With respect to clause (f) above, the Depositor and the Master Servicer specifically authorizes the Trustee or an Affiliate of the Trustee to charge and collect all fees and expenses from such funds for services rendered to such funds, in addition to any fees and expenses the Trustee may charge and collect for services rendered pursuant to this Agreement.

     In no event shall an instrument be a Permitted Investment if such instrument evidences (x) a right to receive only interest payments with respect to the obligations underlying such instrument or (y) both principal and interest payments derived from obligations underlying such instrument, if the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

     Person:  Any individual, corporation, partnership, joint venture,
     ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pool Balance:  As to any Distribution Date, the aggregate of the Trust
     ------------
Balances of all Home Equity Loans as of the beginning of the related Collection Period.

     Pool Purchase Price:  As defined in Section 10.01(b).
     -------------------

     Principal Payment:  As to any Home Equity Loan and any Collection
     -----------------
Period, all amounts (excluding Insurance Proceeds and Liquidation Proceeds) received by the Master Servicer from or on behalf of the related Mortgagor during such Collection Period that were applied in reduction of the Loan Balance of such Home Equity Loan.

     Purchase Price:  With respect to any Defective Home Equity Loan required
     --------------
to be repurchased on any date pursuant to Section 2.02 or 2.04, an amount equal to the sum of (a) the Trust Balance thereof as of the end of the Collection Period preceding the date of repurchase and (b) accrued and unpaid interest thereon to the end of such Collection Period at the Net Loan Rate from time to time applicable to such Trust Balance.

     Rating Agency:  Any statistical credit rating agency, or its successor,
     -------------
that rated any Class of Certificates at the request of the Master Servicer at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Master Servicer, notice of which designation shall be given to the Trustee. References herein to the highest rating category of a Rating Agency shall mean AAA, AAAm, AAAm-G or A-1+, in the case of Standard & Poor's, AAA, or F-1+, in the case of Fitch, and Aaa or P-1 +, in the case of Moody's, and in the case of any other Rating Agency shall mean an equivalent rating.

     Record Date:  As to any Book-Entry Certificate and any Distribution
     -----------
Date, the day immediately preceding such Distribution Date or, if Definitive Certificates are issued pursuant to Section 6.01, the last day of the calendar month preceding the month in which such Distribution Date occurs. As to any Class R Certificate and any Distribution Date, the fifth Business Day preceding such Distribution Date.

     Reference Banks:  Banks designated by the Trustee (a) that are engaged
     ---------------
in transactions in Eurodollar deposits in the international Eurocurrency market, (b) with an established place of business in London, and (c) that, to the knowledge of the Trustee, do not control, are not controlled by, and are not under common control with, Beneficial or the Depositor.

     Remaining Available Funds:  As to any Distribution Date, Available Funds
     -------------------------
less the sum of (a) the Amount Available for Class A Interest, (b) the Amount Available for Class M Interest, (c) the Amount Available for Class B Interest, (d) if such Distribution Date is prior to the Class A Termination Date, the Class A Formula Amount and (e) if such Distribution Date is on or after the Class A Termination Date, the sum of the Class M Formula Amount (plus, on the Class A Termination Date, the amount specified in clause
(a)(iii) of the definition of Class M Formula Amount) and the Class B Formula Amount.

     REMIC:  As defined in Section 3.01.
     -----

     REMIC Change of Law:  Any proposed, temporary or final statute,
     -------------------
regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

     REMIC Provisions:  Provisions of the federal income tax law relating to
     ----------------
REMICs, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     Reserve Interest Rate:  With respect to any Accrual Period, the per
     ---------------------
annum rate that the Trustee determines to be either (a) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of one-sixteenth percent) of the one-month U.S. dollar lending rates which at least two New York City banks selected by the Trustee are quoting on the relevant LIBOR Determination Date to the principal London offices of leading banks in the London interbank market or (b) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which at least two New York City banks selected by the Trustee are quoting on such LIBOR Determination Date.

     Responsible Officer:  When used with respect to the Trustee, any officer
     -------------------
within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     Sale Agreement:  The Loan Sale Agreement dated as of September 1, 1996
     --------------
between Beneficial, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser, as amended, supplemented or otherwise modified from time to time.

     SAIF:  The Savings Association Insurance Fund, as from time to time
     ----
constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing or performing duties now assigned to it, the body performing such duties on such date.

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Servicer LOC:  Any letter of credit, surety or similar agreement
     ------------
obtained by the Master Servicer pursuant to Section 3.02(c).

     Servicer LOC Issuer:  At any time as to any Servicer LOC, the
     -------------------
institution that is then obligated under such Servicer LOC.

     Servicing Certificate:  A certificate completed by and executed on
     ---------------------
behalf of the Master Servicer in accordance with Section 4.01.

     Servicing Fee Rate:  1.0% per annum.
     ------------------

     Servicing Officer:  Any officer of the Master Servicer involved in, or
     -----------------
responsible for, the administration and servicing of the Home Equity Loans whose name appears on a list of servicing officers furnished on the Closing Date to the Trustee by the Master Servicer, as such list may be amended from time to time.

     Standard & Poor's:  Standard & Poor's Debt Ratings Group or its
     -----------------
successor in interest.

     Subservicer:  Each Originator, in its capacity as servicer of the Home
     -----------
Equity Loans originated by it and sold by the Depositor to the Trustee hereunder, and any other subservicer appointed as such by the Master Servicer.

     Substitution Adjustment Amount:  As defined in the fourth sentence of
     ------------------------------
Section 2.02(b).

     Tax Matters Person Residual Interest:  A 0.000001% interest in the Class
     ------------------------------------
R Certificates, which shall be issued to and held by the Master Servicer throughout the term hereof.

     "Telerate Page 3750" means the display designated as page 3750 on the
      ------------------
Telerate Service (or such other page as may replace page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits).

     Termination Date:  The Distribution Date upon which the final
     ----------------
distribution is made to Certificateholders.

     Texas Commerce Bank:  Texas Commerce Bank National Association, a
     -------------------
national banking association, and its successors and assigns.

     Total Expected Losses:  As of any date of determination, the sum of (a)
     ---------------------
the aggregate amount of Liquidated Home Equity Loan Losses occurring on or prior to such date and (b) the Delinquency Amount.

     Transfer:  Any direct or indirect transfer, sale, pledge, hypothecation
     --------
or other form of assignment of any Ownership Interest in a Class M, Class B or Class R Certificate.

     Transferee:  Any Person who is acquiring by Transfer any Ownership
     ----------
Interest in a Class M, Class B or Class R Certificate.

     Trust Balance:  As to any Home Equity Loan and any day, the Cut-off Date
     -------------
Trust Balance less (a) all Trust Principal Payments received and credited against the Trust Balance since the Cut-off Date and (b) any Trust Insurance Proceeds received since the Cut-off Date in respect of such Home Equity Loan. For purposes hereof, a Foreclosed Home Equity Loan shall be deemed to have a Trust Balance equal to the Trust Balance of the related Home Equity Loan immediately prior to the foreclosure or comparable conversion, and a Liquidated Home Equity Loan shall be deemed to have a Trust Balance equal to the Trust Balance of the related Home Equity Loan immediately prior to the final recovery of the related Liquidation Proceeds.

     Trust Fund:  The corpus of the trust created by this Agreement,
     ----------
consisting of, to the extent described herein, the Trust Balance of each Home Equity Loan, such assets as shall from time to time be identified as credited to the Home Equity Loan Payment Record or deposited in the Certificate Account in accordance with this Agreement, any Insurance Proceeds, any Servicer LOC, and any property that secured a Home Equity Loan and that has been acquired by foreclosure or deed in lieu of foreclosure.

     Trust Insurance Proceeds:  As to any Home Equity Loan and any Collection
     ------------------------
Period, the product of (a) the Trust Percentage and (b) Insurance Proceeds with respect to such Home Equity Loan received during such Collection Period.

     Trust Interest:  As to any payment on a Home Equity Loan made by or on
     --------------
behalf of the related Mortgagor that is due (a) in the Collection Period in which it is received, the product of (i) the portion of such payment allocable to interest at the Net Loan Rate for the related Collection Period and (ii) the Trust Percentage for the related Collection Period, or (b) in a Collection Period prior to the Collection Period in which it was received, the product of (i) the portion of such payment allocable to interest at the Net Loan Rate at the beginning of the initial Collection Period in which such payment was due and (ii) the Overdue Trust Percentage for the Collection Period in which such payment is received.

     Trust Liquidation Proceeds:  As to any Liquidated Home Equity Loan, the
     --------------------------
product of the Trust Percentage and Net Liquidation Proceeds.

     Trust Percentage:  As to any Home Equity Loan and any Collection Period,
     ----------------
the percentage (carried to four places) obtained by dividing the average daily Trust Balance for the second preceding Collection Period by the average daily Loan Balance for such second preceding Collection Period; provided, that for any Foreclosed Home Equity Loan, the Trust Percentage shall be the Trust Percentage in effect for the Collection Period in which such Home Equity Loan became a Foreclosed Home Equity Loan. As of the Cut-off Date, the Trust Percentage of each Home Equity Loan shall be 100%.

     Trust Principal Payment:  As to any payment made on a Home Equity Loan
     -----------------------
by or on behalf of the related Mortgagor (other than Trust Insurance Proceeds), (a) that is either a prepayment or was due in the Collection Period in which it was received, the product of (i) the portion of such payment applicable to the reduction of the Loan Balance of such Home Equity Loan and (ii) the Trust Percentage for the related Collection Period, or (b) that was due in a Collection Period prior to the Collection Period in which it was received, the product of (x) the portion of such payment applicable to the reduction of the Loan Balance of such Home Equity Loan and (y) the Overdue Trust Percentage for the Collection Period in which such payment was received; provided, however, that such amount shall not exceed the amount necessary to reduce the related Trust Balance to zero.

     Trustee:  The Chase Manhattan Bank, or any successor trustee appointed
     -------
in accordance with this Agreement that has accepted such appointment in accordance herewith.

     Weighted Average Net Loan Rate:  As to any Distribution Date, the
     ------------------------------
average of the Net Loan Rates of all the Home Equity Loans in effect during the applicable monthly billing cycles ending in the calendar month preceding such Distribution Date (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the related Accrual Period and a year assumed to consist of 360 days, and weighted by the respective Trust Balances thereof).

     Section 1.02.  Interest Calculations.  All calculations of interest
                    ---------------------
hereunder shall be made on the basis of the actual number of days in the Accrual Period and a year assumed to consist of 360 days. The establishment of LIBOR on each LIBOR Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding.

     Section 1.03.  Usage of Terms.  With respect to all terms in this
                    --------------
Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include typing, lithography, facsimile and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".

                                  ARTICLE II

         SALE OF HOME EQUITY LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Sale of Home Equity Loans.  The Depositor, concurrently
                    -------------------------
with the execution and delivery of this Agreement, does hereby sell, assign, set over and otherwise convey (a) to the Trustee, without recourse (except as provided herein) all of its right, title and interest in and to the Trust Balance of each Home Equity Loan secured by a lien on property located in California and New Jersey, including the Trust Percentage or Overdue Trust Percentage, as applicable, of all interest and principal received by the Depositor or any Originator on or with respect to each such Home Equity Loan after the Cut-off Date (other than any payment of principal and interest allocable to any Additional Balance related thereto as herein provided, any premium accompanying the prepayment of all or a portion of a related Loan Balance, and any related fees, charges or amounts held for the account of Mortgagors as described in Section 3.02(b)), together with all of its right, title and interest in and to the proceeds of any related insurance policies (to the extent of the related Trust Balances) and its rights with respect to each such Home Equity Loan under the Sale Agreement and (b) to the Co-Trustee, without recourse (except as provided herein) all of its right, title and interest in and to the Trust Balance of each Home Equity Loan secured by a lien on property located outside of California and New Jersey, including the Trust Percentage or Overdue Trust Percentage, as applicable, of all interest and principal received by the Depositor or any Originator on or with respect to each such Home Equity Loan after the Cut-off Date (other than any payment of principal and interest allocable to any Additional Balance related thereto as herein provided, any premium accompanying the prepayment of all or a portion of a related Loan Balance, and any related fees, charges or amounts held for the account of Mortgagors as described in Section 3.02(b)), together with all of its right, title and interest in and to the proceeds of any related insurance policies (to the extent of the related Trust Balances) and its rights with respect to each such Home Equity Loan under the Sale Agreement. In connection with such conveyances, the Master Servicer does hereby agree to enter into the Home Equity Loan Payment Record on the Closing Date the initial deposit to the Certificate Account described in Section 4.02(a) and thereafter to effect the deposit to the Certificate Account required pursuant to such Section.

     In connection with such sale and assignment, the Depositor will as promptly as practicable, but in no event later than 90 days following the Closing Date, file in the appropriate office in the State in which its principal place of business is located UCC-1 financing statements executed by the Depositor as debtor, naming the Trustee or the Co-Trustee, as applicable, as secured party and listing as collateral the respective Home Equity Loans the Trust Balances of which are conveyed by the Depositor hereunder. The characterization of the Depositor as debtor and the Trustee or the Co-Trustee, as applicable, as secured party in any such financing statement is solely for protective purposes and shall in no way be construed as being contrary to the intent of the parties that this transaction be treated as a sale to the Trustee or the Co-Trustee, as applicable, of the Depositor's entire right, title and interest in the Trust Balances of the Home Equity Loans. In connection with such filing, the Master Servicer agrees that it shall cause to be filed all necessary continuation statements and to take or cause to be taken such actions and to execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Trust Balance of each such Home Equity Loan and the proceeds thereof allocable thereto. In the event a Servicer LOC is obtained pursuant to
Section 3.02(c), the Master Servicer promptly shall deliver to the Trustee such Servicer LOC.

     In connection with such sale and assignment by the Depositor, the Master Servicer acknowledges that it is holding (or that it will cause the related Originators to hold on the Master Servicer's behalf) as custodian for the Trustee and the Co-Trustee the following documents or instruments with respect to each Home Equity Loan the Trust Balance of which is being so sold and assigned:

       (i) The related Loan Agreement (including any related assumption, modification and substitution agreements), and any evidence of indebtedness executed by the related Mortgagor in connection therewith;

      (ii) any related amendments to the Loan Agreement or Mortgage, any related modification or assumption agreement and any related previous assignments of the Home Equity Loan;

     (iii) the related Mortgage with evidence of recording indicated thereon; and

      (iv) with respect to each Home Equity Loan the original Credit Limit of which was $10,000 or more, evidence of title insurance;

provided, however, that as to any Home Equity Loan in respect of which, as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Trustee (x) an optical image or other representation of the related documents specified in clauses (i) through (iii) above are enforceable in the relevant jurisdiction to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Home Equity Loan to transfer its interest in such Home Equity Loan, such optical image or other representation may be held by the Master Servicer (or by the related Originator acting on behalf of the Master Servicer) as custodian in lieu of the physical documents specified above.

     Except as hereinafter provided, the Master Servicer (or any Originator acting on behalf of the Master Servicer) as custodian of the Mortgage Files, shall be entitled to maintain possession of all of the foregoing documents and instruments and shall not be required to deliver any of them to the Trustee or the Co-Trustee.

     The right of Beneficial, as Master Servicer, or any Originator acting on behalf of the Master Servicer to maintain possession of the documents enumerated above shall continue so long as (x) Beneficial (or such Originator) remains an affiliate of Beneficial Corporation and the long-term unsecured debt of Beneficial Corporation is assigned ratings of at least A-by Standard & Poor's and Fitch and A3 by Moody's or (y) Beneficial has not been removed as Master Servicer following the occurrence of an Event of Default. The Master Servicer shall notify in writing each Originator and the Trustee if the long-term unsecured debt of Beneficial Corporation does not satisfy either of such ratings. At such time, as promptly as practicable but in no event more than 90 days in the case of clause (i) below and 60 days in the case of clause (ii) below following the occurrence of such event, Beneficial, at its own expense shall (or shall cause the related Originator to) (i) either (x) submit for recording an assignment of Mortgage in favor of the Trustee or the Co-Trustee, as applicable (which may be a blanket assignment, if permitted by law in the applicable jurisdiction as evidenced by an Opinion of Counsel delivered to the Trustee) with respect to each of the related Home Equity Loans in the appropriate real property or other records or (y) deliver to the Trustee the fully executed and prepared assignment of mortgage in favor of the Trustee in form for recordation, together with an Opinion of Counsel to the effect that neither the recording of an assignment nor the taking of any other action is required to protect the Trustee's right, title and interest in and to the related Mortgage and the related Home Equity Loan or, if a court were to recharacterize the sale of the Home Equity Loans as a financing, to perfect a first priority security interest in favor of the Trustee in such Mortgage and Home Equity Loan and
(ii) deliver the related Mortgage Files to the Trustee to be held by the Trustee in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders, and the Trustee shall retain possession thereof except to the extent the Master Servicer or Subservicers require any Mortgage Files for normal servicing as contemplated by Section 3.07.

          The Trustee and the Co-Trustee shall have no duty or obligation to review any Mortgage File until such Mortgage File is delivered to the Trustee pursuant to clause (ii) of the immediately preceding paragraph. Within 60 days following the first delivery of the Mortgage Files to the Trustee pursuant to clause (ii) of the immediately preceding paragraph, the Trustee will review each Mortgage File delivered to it to ascertain that all required documents set forth in this Section 2.01 have been executed and received, and that such documents relate to the Home Equity Loans identified on the Home Equity Loan Schedule. In so doing the Trustee may conclusively rely on the purported due execution and genuineness of any signature thereon. If within such 60-day period the Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Home Equity Loans identified in such Home Equity Loan Schedule, the Trustee shall promptly notify Beneficial, which shall have a period of 30 days after receipt of such notice within which to correct or cure, or to cause the related Originator to correct or cure, any such defect. Each original recorded assignment of Mortgage shall be delivered to the Trustee within 10 Business Days following the date on which it is returned to Beneficial or the related Originator by the office with which such assignment was filed for recording and within 10 days following receipt by the Trustee of the recorded assignment or the assignment in recordable form, as the case may be, the Trustee shall review such assignment to confirm the information specified above with respect to the documents constituting the Mortgage File. Upon receipt by the Trustee of the recorded assignment or the assignment in recordable form, as the case may be, such recorded assignment or assignment in recordable form shall become part of the Mortgage File. The Trustee shall notify Beneficial of any defect in such assignment based on such review. Beneficial shall have a period of 30 days following receipt of such notice to correct or cure, or to cause the related Originator to correct or cure, such defect. In the event that Beneficial fails to record, or to cause the related Originator to record, an assignment of a Home Equity Loan as herein provided within such 30-day period, the Trustee shall, upon written instructions from Beneficial, prepare and, if required hereunder, file such assignment for recordation in the appropriate real property or other records and Beneficial shall deliver within five Business Days of the Closing Date a power of attorney of each Originator, which shall appoint the Trustee as its attorney-in-fact with full power and authority to act in its stead for the purpose of such preparation, execution and filing. Any expense incurred by the Trustee not otherwise paid for by Beneficial or the related Originator as required hereunder in connection with the preparation and filing of such assignments shall be reimbursed to the Trustee from amounts that would otherwise be distributable to holders of the Class R Certificates.

     The Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document appears to have been executed, that it appears to be what it purports to be and, where applicable, that it purports to be recorded, but shall not be required to determine whether any Person executing any document was authorized to do so or whether any signature thereon is genuine.

     Beneficial further confirms to the Trustee that each Originator have caused the portions of their Electronic Ledgers relating to the Home Equity Loans to be clearly and unambiguously marked to indicate that the Trust Balance of each Home Equity Loan transferred and assigned by such Originator to Beneficial, thereafter by Beneficial to the Depositor, and thereafter by the Depositor to the Trustee and the Co-Trustee hereunder, has been sold to the Trustee and the Co-Trustee and constitutes part of the Trust Fund in accordance with the terms of the trust created hereunder.

     The parties hereto agree that Texas Commerce Bank is appointed as the initial Co-Trustee in accordance with Section 9.10 hereof, and Texas Commerce Bank accepts such appointment. The sole purpose of Texas Commerce Bank as a Co-Trustee is to hold title to the Trust Balances of Home Equity Loans secured by liens on Mortgaged Properties that are not located in California and New Jersey. With respect to such Trust Balances and Home Equity Loans, any reference to the Trustee in respect thereof shall be deemed to include the Co-Trustee only insofar as such reference relates to the holder of the title thereto. The Co-Trustee has no obligations hereunder except to hold such title and follow the instructions of the Trustee, in each case subject to the limitations and protections set forth in Section 9.10.

     Section 2.02.  Acceptance by Trustee; Repurchase Obligations;
                    ----------------------------------------------
Substitution of Eligible Substitute Home Equity Loans.  (a)  The Trustee
-----------------------------------------------------
acknowledges the assignment and sale of the Trust Balance of each Home Equity Loan to it, and declares that the Trustee holds and will hold the Trust Fund in trust, upon the terms herein set forth, for the use and benefit of all present and future Certificateholders. If the time to cure any defect of which the Trustee has notified the Master Servicer following the Trustee's review of the Mortgage Files pursuant to Section 2.01 has expired or if any loss is suffered by the Trustee, on behalf of the Certificateholders, in respect of any Home Equity Loan as a result of (i) a material defect in any document constituting a part of a Mortgage File or (ii) the related Originator's retention of such Mortgage File or an assignment of a Home Equity Loan not having been recorded, the Master Servicer shall, on the Business Day preceding the Distribution Date in the month following the Collection Period in which the time to cure such defect expired or such loss occurred, either (i) repurchase the Trust Balance of the related Home Equity Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trust Fund at a price equal to the Purchase Price, which shall be accomplished by deposit by the Master Servicer in the Certificate Account pursuant to Section 4.02 on such preceding Business Day, or (ii) so long as such Distribution Date occurs within two years following the Closing Date, substitute for the Trust Balance of such Home Equity Loan one or more Eligible Substitute Home Equity Loans and remit any Substitution Adjustment Amount in respect thereof to the Certificate Account pursuant to Section 4.02 on such preceding Business Day. The Master Servicer may first request of the related Originator that it effect the repurchase or substitution of any Eligible Substitute Home Equity Loan described in the preceding sentence, but in the event any such Originator shall not have effected such repurchase or substitution in the time provided therefor, the Master Servicer shall be obligated to deposit the related Purchase Price into the Certificate Account in immediately available funds not later than such Distribution Date and thereby be deemed to have purchased the Trust Balance of such Home Equity Loan in lieu of such Originator. Such purchase by the Master Servicer shall not relieve the related Originator of any liability to the Master Servicer with respect to the Trust Balance of the Home Equity Loan so purchased, and the Master Servicer shall be entitled to require the related Originator to pay to the Master Servicer the related Purchase Price and thereby purchase the Trust Balance of such Home Equity Loan from the Master Servicer. Upon receipt by the Trustee of (i) in the case of a repurchase, written notification signed by a Servicing Officer to the effect that the Purchase Price for any such Defective Home Equity Loan has been so deposited in the Certificate Account or (ii) in the case of a substitution, written notification signed by a Servicing Officer to the effect that the Substitution Adjustment Amount, if any, has been so deposited in the Certificate Account and, if required at such time, that the related Mortgage File has been delivered to the Trustee and the assignment referred to in Section 2.01 has been recorded, the Trustee shall execute and deliver such instrument of transfer or assignment presented to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Master Servicer or the related Originator, as the case may be, legal and beneficial ownership of such purchased Defective Home Equity Loan (including any property acquired in respect thereof and proceeds of any insurance policy with respect thereto). It is understood and agreed that the obligation of the Master Servicer to repurchase or substitute for any Home Equity Loan as to which a material defect in a Mortgage File or any constituent document thereof continues to exist following the cure period as described in the preceding paragraph shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders against the Master Servicer, and such obligation on the part of the Master Servicer shall survive any resignation or termination of the Master Servicer hereunder. It is further understood and agreed that any such repurchase obligation shall be solely that of the original Master Servicer and shall survive any resignation or termination of such Master Servicer hereunder, and the Trustee shall in no event be obligated to repurchase any Home Equity Loan hereunder.

     Notwithstanding the foregoing, in the case of any repurchase or substitution that would result in the realization of a gain by the Trust Fund, the Master Servicer shall not be required to so repurchase or replace any Home Equity Loan unless it is a Defective Home Equity Loan and the Trustee shall have received (i) in the case of a repurchase, either an Opinion of Counsel to the effect that such repurchase shall not be subject to tax as a result of being deemed a "prohibited transaction" under section 860F(a)(2) of the Code or an Officer's Certificate to the effect that such repurchase shall not give rise to net income taxable under section 860F(a)(1) of the Code and (ii) in either case, an Opinion of Counsel that such repurchase or substitution will not be deemed a contribution to the REMIC after the "start-up day" that would give rise to the tax specified under section 860G(d)(1) of the Code. Any such opinion or certificate shall be provided solely at the expense of the Master Servicer. In the absence of such opinion or certificate, the Master Servicer shall not be required to repurchase or replace any Home Equity Loan unless it is a Defective Home Equity Loan and there is an actual or imminent default with respect thereto or unless such breach adversely affects the enforceability of such Home Equity Loan.

     (b) As to any Eligible Substitute Home Equity Loan, the Master Servicer shall deliver, or cause the related Originator to deliver, to the Trustee an acknowledgment that the Depositor (or the related Originator on behalf of the Depositor) is holding as custodian for the Trustee such documents and agreements, if any, as are permitted to be held by the Depositor (or the related Originator) in accordance with Section 2.01. An assignment of
Mortgage in favor of the Trustee with respect to any such Eligible Substitute Home Equity Loan shall be required to be recorded in the appropriate real property or other records or delivered to the Trustee with the Opinion of Counsel referred to in Section 2.01 under the same circumstances that all other assignments of Mortgage are required to be recorded hereunder. For any Collection Period during which the Master Servicer substitutes one or more Eligible Substitute Home Equity Loans for one or more Defective Home Equity Loans, the Master Servicer shall determine the amount, if any, by which the sum of the aggregate Trust Balances of all such Eligible Substitute Home
Equity Loans at the end of such Collection Period is less than the aggregate Trust Balances at the end of such Collection Period of the related Home
Equity Loans being removed from the Trust Fund. The amount of any such shortfall for a Collection Period computed by the Master Servicer, together with any accrued and unpaid interest on the Trust Balance of the Home Equity Loan being replaced at the related Net Loan Rate (the "Substitution
                                                       ------------
Adjustment Amount"), shall be deposited by the Master Servicer in the
-----------------
Certificate Account on the Business Day next preceding the Distribution Date in the month following the Collection Period in which the circumstances giving rise to such substitution occur. All amounts received in respect of any Eligible Substitute Home Equity Loans during the Collection Period in which the circumstances giving rise to a substitution occur shall not be a part of the Trust Fund and shall not be credited to the Home Equity Loan Payment Record or deposited by the Master Servicer in the Certificate Account. All amounts received by the Master Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of the Trust Balance of any Home Equity Loan so removed from the Trust Fund shall be deposited by the Master Servicer in the Certificate Account. The Master Servicer shall amend the Home Equity Loan Schedule to reflect the removal of the Trust Balances of any Home Equity Loans from the Trust Fund and the substitution of the Trust Balances of any Eligible Substitute Home Equity Loans. Upon such substitution, the Trust Balance of any Eligible Substitute Home Equity Loan shall constitute a portion of the Trust Fund and shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to any such Eligible Substitute
Home Equity Loan, as of the date of substitution, the covenants, representations, warranties and obligations set forth in Section 2.04. The Trustee shall upon satisfaction of the conditions set forth in Section
2.02(a) promptly effect the reconveyance of any Home Equity Loan so removed from the Trust Fund to the Master Servicer (or, if so instructed by the Master Servicer, to the related Originator), in the manner set forth in
Section 2.02(a). The procedures applied by the Master Servicer in selecting each Eligible Substitute Home Equity Loan shall not be adverse to the interests of the Trustee and the Certificateholders and shall be comparable to the selection procedures applicable to the Home Equity Loans originally conveyed hereunder.

     (c) As of the Closing Date, the Trustee certifies that (i) it acquired the Trust Balances of the Home Equity Loans in good faith, for value, and without notice or knowledge or any adverse claim, lien, change, encumbrance or security interest (including without limitation, federal tax liens or liens arising under ERISA), (ii) except as permitted herein, it has not and will not, in any capacity, assert any claim or interest in the Home Equity Loans and (iii) it has not encumbered or transferred its right, title or interest in the Home Equity Loans. The representation and warranty made in clause (i) above is made by the Trustee without any independent investigation and without recourse or warranty, except that the Trustee believes such representation to be true.

     Section 2.03.  Representations and Warranties Regarding the Master
                    ---------------------------------------------------
Servicer.  The Master Servicer represents and warrants to the Trustee and the
--------
Certificateholders as of the Closing Date that:

       (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the performance of its obligations hereunder;

      (ii) The Master Servicer has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution and delivery of this Agreement and the performance by it of its obligations hereunder. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

     (iii) The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained or filed, as the case may be, prior to the Closing Date; provided, however, that the Master Servicer makes no representations or warranties with respect to any requirements under the Blue Sky laws of any State;

      (iv) The execution, delivery and performance of this Agreement by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Master Servicer or any provision of the Certificate of Incorporation or Bylaws of the Master Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Master Servicer is a party or by which the Master Servicer may be bound; and

       (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Master Servicer threatened, against the Master Servicer or any of its properties or with respect to this Agreement or the Certificates which in the opinion of the Master Servicer has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the sale and assignment of the Trust Balances of the Home Equity Loans to the Trustee. Upon discovery of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, the Master Servicer shall cure such breach in all material respects.

     Section 2.04.  Representations and Warranties Regarding the Home Equity
                    --------------------------------------------------------
Loans; Repurchase of Defective Home Equity Loans.  Beneficial, in its
------------------------------------------------
capacity as Seller in the Sale Agreement, made the following representations and warranties to the Depositor, and, pursuant to the Sale Agreement, hereby represents and warrants to the Trustee and the Certificateholders as of the Closing Date (except as otherwise expressly stated) that, as to each Home Equity Loan the Trust Balance of which is conveyed to the Trust Fund:

       (i) The information set forth on the Home Equity Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

      (ii) As of the Closing Date, each Mortgage is a valid lien on the related Mortgaged Property subject only to (a) the lien of the related first deed of trust or mortgage, if any, (b) the lien of current real property taxes and assessments, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the Mortgaged Property is located or specifically reflected in the appraisal obtained in connection with the origination of the related Home Equity Loan and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

     (iii) Immediately prior to the sale and assignment by Beneficial to the Depositor, Beneficial had good title to each Home Equity Loan the Trust Balance of which was sold and assigned by it, and Beneficial has transferred all right, title and interest in the Trust Balance of each Home Equity Loan to the Depositor;

      (iv) As of the last Cycle Date immediately preceding the Cut-off Date, no payment of principal or interest on or in respect of any Home Equity Loan is more than 30 days past due;

       (v) Beneficial and, if applicable, the related Originator from whom Beneficial purchased each Home Equity Loan, was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase such Home Equity Loan; each Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws, and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by Certificateholders, and the ownership of the Trust Balances of the Home Equity Loans by the Trustee as trustee of the Trust Fund, will not involve the violation of such laws;

      (vi) As to each Home Equity Loan having an original Credit Limit of $10,000 or more, a lender's title insurance policy or binder, foreclosure impairment insurance, or other assurance of title customary in the relevant jurisdiction therefor, was issued on or as of the date of the recording of the related Mortgage, and each such policy or binder is valid and remains in full force and effect;

     (vii) As of the Closing Date, neither Beneficial nor the related Originator has received a written notice of default of any first lien loan related to a Mortgaged Property that has not been cured by a party other than Beneficial or the related Originator;

    (viii) Each Loan Agreement is in substantially the form previously provided to the Trustee by or on behalf of Beneficial;

      (ix) At the date of the execution of any Loan Agreement, the Combined Loan-to-Value Ratio for the related Home Equity Loan was not in excess of 100%;

       (x) No selection procedure reasonably believed by Beneficial or the Originators to be adverse to the interests of the Certificateholders was utilized in selecting the Home Equity Loans;

      (xi) To the best of Beneficial's knowledge, an independent interior and exterior appraisal in accordance with industry standards was made in connection with the origination of each Home Equity Loan with a Credit Limit in excess of $10,000;

     (xii) The fair market value of the "interest in real property" as defined in Treas. Reg. Section 1.860G-2(a)(4) and Treas. Reg. Section 1.856-3(c) securing each Home Equity Loan reduced by the amount of any lien on the interest in real property that is senior to such Home Equity Loan, and further reduced by a proportionate amount of any lien on the interest in real property that is in parity with such Home Equity Loan, was at least equal to 80% of the adjusted issue price of the Home Equity Loan on the date of the execution of the related Loan Agreement (provided the Home Equity Loan has not been significantly modified as defined in the REMIC Provisions) or on the Closing Date; and

    (xiii) Each Home Equity Loan is a "qualified mortgage loan" in accordance with the REMIC Provisions.

     The representations and warranties set forth in this Section 2.04 shall survive the sale and assignment of the respective Mortgage Files to the Trustee. Upon discovery by the related Originator, the Master Servicer or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth in such representation or warranty regarding the knowledge of Beneficial as to the facts stated therein, which materially and adversely affects the interests of the Certificateholders in the related Home Equity Loan, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of its discovery or its receipt of notice of breach, Beneficial shall use all reasonable efforts to cure such breach in all material respects or shall, not later than the Business Day next preceding the Distribution Date applicable to the Collection Period in which any such cure period expired, either (i) repurchase the Trust Balance of such Home Equity Loan (including any property acquired in respect thereof and any insurance policy or insurance proceeds with respect thereto) from the Trustee at a price equal to the Purchase Price or (ii) remove such Home Equity Loan from the Trust Fund and substitute in its place one or more Eligible Substitute Home Equity Loans, in the same manner and subject to the same conditions as set forth in Section 2.02. Any such repurchase or substitution by Beneficial shall be accomplished in the manner set forth in Section 2.02 with respect to the repurchase or substitution of Home Equity Loans under that Section. Upon making any such repurchase or substitution, Beneficial shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02 with respect to the repurchase or substitution of Home Equity Loans under that Section. The obligation of Beneficial to repurchase or replace any such Home Equity Loan (or property acquired in respect thereof) shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation on the part of Beneficial shall survive any resignation or termination of Beneficial as Master Servicer hereunder.

     Beneficial shall be obligated either to repurchase or to replace with one or more Eligible Substitute Home Equity Loans each Home Equity Loan as to which any of the following conditions shall have existed as of the Closing Date, which condition materially and adversely affects the interests of the Certificateholders in the related Home Equity Loan:

       (i) Any mechanics' lien or claim for work, labor or material affecting the related Mortgaged Property that is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage;

      (ii) Any delinquent tax or assessment lien against the related Mortgaged Property;

     (iii) Any valid offset, defense or counterclaim to any Loan Agreement or Mortgage;

      (iv) Any physical damage or lack of good repair with respect to the related Mortgaged Property; or

       (v) Any related first deed of trust or mortgage containing a future advance provision.

Any such repurchase or substitution shall be effected prior to the Distribution Date applicable to the Collection Period at the end of which any such condition shall have been discovered and shall be accomplished in the manner set forth in Section 2.02 with respect to the repurchase or substitution of Home Equity Loans thereunder, and such repurchase or substitution obligation shall constitute the sole remedy respecting any of the foregoing conditions available to Certificateholders, or the Trustee on behalf of Certificateholders, and shall survive any resignation or termination of Beneficial as Master Servicer hereunder. It is understood and agreed that any such repurchase or substitution obligation shall be solely that of Beneficial, and neither the Depositor nor the Trustee shall be obligated to repurchase or replace any Home Equity Loan hereunder.

     Section 2.05.  Execution and Authentication of Certificates; Designation
                    ---------------------------------------------------------
of "Regular Interests" and "Residual Interests" under REMIC.  (a)  The
-----------------------------------------------------------
Trustee has caused to be executed (not in its individual capacity, but solely as Trustee), countersigned and delivered to or upon the written order of the Depositor, in exchange for the Trust Balances of the Home Equity Loans, concurrently with the sale and assignment to the Trustee of the Trust Balances of the Home Equity Loans, Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

     (b) The Depositor hereby designates the Class A, Class M and Class B Certificates as "regular interests", and the Class R Certificates as the "residual interests", in the Trust Fund for purposes of the REMIC Provisions.

     Section 2.06.  Designation of Start-up Day and Final Maturity Date.  The
                    ---------------------------------------------------
Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of section 860G(a)(9) of the Code. The "final maturity date" for federal income tax purposes of all interests created hereby will be the September 2026 Distribution Date.

     Section 2.07.  Certain Activities.  The Trust will not:  (i) issue
                    ------------------
securities (except for the Certificates); (ii) borrow money, (iii) make loans; (iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided in this Agreement, engage in the purchase and sale (or turnover) of investments; (vii) offer securities in exchange for property (except Certificates for the Trust Balances of the Home Equity Loans); or (viii) repurchase or otherwise reacquire its securities.

     Section 2.08.  Representation and Warranty of the Depositor.  The
                    --------------------------------------------
Depositor represents and warrants that it has transferred all of its right, title and interest in the Trust Balance of each Home Equity Loan transferred to it by Beneficial to the Trustee on the Closing Date free of any liens, claims, charges or other encumbrances created by the Depositor and there has been no other sale or assignment thereof by the Depositor.

                                 ARTICLE III

              ADMINISTRATION AND SERVICING OF HOME EQUITY LOANS

     Section 3.01.  The Master Servicer.  Beneficial is hereby appointed as
                    -------------------
Master Servicer hereunder. The parties intend that the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted and this Agreement shall be construed so as to qualify the Trust Fund as, a "real estate mortgage investment conduit" (a "REMIC") as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Master Servicer covenants and agrees that it shall, to the extent permitted by applicable law, act as agent (and the Master Servicer is hereby appointed to act as agent) on behalf of the Trust Fund and in that capacity it shall: (a) prepare, sign and file, or cause to be prepared, signed and filed, all required federal tax returns for the REMIC using a calendar year as the taxable year for the Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) cause the Trust Fund to make an election to be treated as a REMIC on the federal partnership information tax return of the Trust Fund for its first taxable year in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC Provisions; (d) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the Trust Fund; (f) serve as tax matters person pursuant to Treasury Regulations Section 1.860F-4(d) and Temporary Treasury regulation Section 301.6231(a)(7)-1T for the Trust Fund; and (g) if not otherwise paid from amounts available to be distributed to Holders of the Class R Certificates, pay the amount of any federal income tax, including prohibited transaction penalty taxes, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). If the Master Servicer is not permitted, by applicable law, to fulfill any of its duties described in this Section 3.01 (as evidenced by an Opinion of Counsel to such effect delivered to the Trustee), the Trustee shall, at the expense of the Master Servicer, carry out such duties pursuant to the written instructions of the Master Servicer, in which event the Trustee shall have no liability to Certificateholders in connection with the carrying out of such duties other than pursuant to the standard of care set forth in Section 9.01 hereof with respect to acts or omissions of the Trustee generally.

     The Master Servicer shall, or shall cause the related Subservicer to, service and administer the Home Equity Loans and shall have full power and authority, acting alone or through such Subservicer, to do any and all things in connection with such servicing and administration that it may deem necessary or desirable. Any amounts received by any Subservicer in respect of a Home Equity Loan shall be deemed to have been received by the Master Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Master Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Home Equity Loans and with respect to the Mortgaged Properties. The Trustee shall, upon written request of a Servicing Officer, furnish the Master Servicer with any powers of attorney and other documents as are reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

     In connection with the servicing and administration of the Home Equity Loans, the Master Servicer shall not, and shall not permit any Subservicer to, consent to an increase in the Credit Limit specified in any Loan Agreement unless (i) the Master Servicer or such Subservicer and such Mortgagor execute a new Loan Agreement providing for such increase and (ii) the Master Servicer, not later than (x) the Business Day immediately preceding the Distribution Date applicable to the Collection Period during which a new Loan Agreement was executed or (y) in the event the Master Servicer is not entitled to retain and commingle with its own funds amounts referred to in Section 3.02(c), not later than the second Business Day following the date on which such new Loan Agreement was executed, deposit in the Certificate Account the amount necessary (including any accrued and unpaid interest) to prepay in full on behalf of the Mortgagor the Trust Balance of the related Home Equity Loan. Upon making any such deposit the Master Servicer shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.02. The Master Servicer and each Subservicer may consent to the placing of a lien or liens junior to that of the Mortgage on the related Mortgaged Property so long as the total of the principal amounts of any first lien loan, the Credit Limit and the combined principal balances secured by any such junior lien loan or loans does not exceed 75%, if such Mortgage is a second deed of trust or mortgage, and 80%, if such Mortgage is a first deed of trust or mortgage, of the Appraised Value of the Mortgaged Property as specified in an appraisal made by or on behalf of the Master Servicer at the time of and in connection with such consent. The Master Servicer and each Subservicer may also consent to the placing of a lien or liens senior to that of the Mortgage on the Mortgaged Property so long as the Combined Loan-to-Value Ratio of such Home Equity following the placement of such lien or liens is equal to or less than the Combined Loan-to-Value Ratio of such Home Equity Loan at origination.

     The Master Servicer and each Subservicer may also consent to any modification of the terms of any Loan Agreement or Mortgage not expressly prohibited hereby if (i) the effect of any such modification will not be to materially and adversely affect the security afforded by the Mortgaged Property or decrease or slow (other than as permitted by clause (ii) of Section 3.02(a)) the timing of receipt of any payments required thereunder,
(ii) such modification will not cause the Trust Fund to fail to qualify as a REMIC under the REMIC Provisions, (iii) after such modification for the Loan Agreement or Mortgage, the related Home Equity Loan is a "qualified mortgage" as defined in the REMIC Provisions, and (iv) the modification does not cause the Trust Fund to owe additional tax to any state or federal governmental agency.

     The relationship of the Master Servicer (and of any successor to the Master Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     In the event that any tax is imposed on "prohibited transactions" (as defined in section 860F(a)(2) of the Code) of the Trust Fund, such tax shall be charged against amounts otherwise distributable to Holders of the Class
R Certificates to the extent hereinafter provided. In the event that any such tax shall be due and owing at a time when amounts otherwise distributable to Holders of the Class R Certificates are not available and the negligence of the Master Servicer caused the imposition of such tax, the Master Servicer shall pay such tax from its own funds. In such event, the Master Servicer is hereby authorized to retain from amounts otherwise distributable to Holders of the Class R Certificates on any subsequent Distribution Date sufficient funds to reimburse the Master Servicer for the payment of such tax (to the extent that the Master Servicer has not been previously reimbursed or indemnified therefor). The obligation of the Master Servicer to pay any such tax from its own funds in the event amounts otherwise distributable to Holders of the Class R Certificates are not sufficient shall be solely that of the Master Servicer and shall survive any resignation or termination of the Master Servicer hereunder; provided, however, that such obligation shall be solely that of the original Master Servicer in the case of "prohibited transactions" caused by, or stemming from any act or omission of, such original Master Servicer, including, but not limited to, the repurchase of a Defective Home Equity Loan, and in such case shall survive any such resignation or termination of the original Master Servicer hereunder.

     Section 3.02.  Collection of Certain Home Equity Loan Payments; Home
                    -----------------------------------------------------
Equity Loan Payment Record.  (a)  The Master Servicer and each Subservicer
--------------------------
shall follow such collection procedures as it follows from time to time with respect to home equity loans in its servicing portfolio comparable to the Home Equity Loans. Consistent with the foregoing, the Master Servicer and any such Subservicer may in its discretion (i) waive any late payment charge or any prepayment or other fees that may be collected in the ordinary course of servicing such Home Equity Loans and (ii) if a Mortgagor is in default or about to be in default under a Home Equity Loan, arrange with such Mortgagor a schedule for the payment of interest due and unpaid; provided such arrangement is consistent with the Master Servicer's or such Subservicer's policies with respect to the home equity loans it owns or services.

     (b) The Master Servicer shall establish and maintain for the Trust Fund a Home Equity Loan Payment Record in which the following payments on and collections in respect of each Home Equity Loan shall be credited within two Business Days of receipt thereof by the Master Servicer for the account of the Certificateholders:

       (i)          all Trust Interest;

      (ii) Trust Principal Payments, including, without limitation, Trust Principal Payments made by the Master Servicer on behalf of Mortgagors in connection with the execution of a new Loan Agreement providing for an increased Credit Limit;

     (iii) the Purchase Price of any Trust Balance repurchased by the Master Servicer or by an Originator pursuant to Sections 2.02 and 2.04;

      (iv) the Substitution Adjustment Amount in respect of any Home Equity Loan replaced by an Eligible Substitute Home Equity Loan pursuant to
Section 2.02 or 2.04;

       (v)          all Trust Liquidation Proceeds; and

      (vi) all Trust Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Master Servicer pursuant to the penultimate sentence of Section 3.04).

The foregoing requirements respecting credits to the Home Equity Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Master Servicer need not enter in the Home Equity Loan Payment Record amounts representing fees (including annual fees), prepayment premiums or late charge penalties payable by Mortgagors, or amounts received by the Master Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. All amounts credited by the Master Servicer to the Home Equity Loan Payment Record shall be held by the Master Servicer in trust for the Certificateholders until such amounts are disbursed in accordance with
Section 4.02 or debited in accordance with this Section 3.03.

     (c) Until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to
Section 4.02, the Master Servicer may retain and commingle such amounts (including the Initial Reserve Amount) with its own funds so long as (i) no Event of Default shall have occurred and be continuing and (ii) either (x) the Master Servicer remains an affiliate of Beneficial Corporation and the short-term debt obligations of Beneficial Corporation are rated at least A-1 by Standard & Poor's, F-1 by Fitch and P-1 by Moody's (or such lower rating as each such organization may otherwise agree to in writing) or (y) the Master Servicer arranges for and maintains a Servicer LOC acceptable in form and substance to each Rating Agency (which acceptability shall be confirmed in writing); provided, however, that amounts permitted to be retained and commingled pursuant to this subclause (y) shall not exceed the Available Servicer LOC Amount. In the event the Master Servicer is entitled to retain and commingle the amounts referred to in the preceding sentence, it shall be entitled to retain for its own account any investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. Any amounts retained and commingled by the Master Servicer pursuant to this Section 3.02(c) shall be held by the Master Servicer in constructive trust for the benefit of the Trust Fund. In the event that the Master Servicer is not permitted to retain and commingle such amounts with its own funds, it shall, any provisions herein to the contrary notwithstanding, deposit such amounts not later than the second Business Day following receipt in the Certificate Account created and maintained pursuant to Section 4.02, subject to withdrawal to the same extent as debits to the Home Equity Loan Payment Record are permitted pursuant to Section 3.03.

     (d) The Home Equity Loan Payment Record shall be made available for inspection during normal business hours of the Master Servicer upon request of the Trustee, any Servicer LOC Issuer or the firm of independent accountants acting pursuant to Section 3.10.

     Section 3.03.  Permitted Debits to the Home Equity Loan Payment Record.
                    -------------------------------------------------------
The Master Servicer may, from time to time, make debits to the Home Equity Loan Payment Record to reflect (i) the making of deposits into the Certificate Account pursuant to Section 4.02 and (ii) the payment to itself of any portion of the Monthly Servicing Fee initially deposited by it in the Certificate Account and not retained by it pursuant to the first sentence of
Section 3.08. In addition, if the Master Servicer deposits in the Certificate Account or credits to the Home Equity Loan Payment Record any amount not required to be deposited therein or credited thereto or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time withdraw such amount from the Certificate Account or debit such amount in the Home Equity Loan Payment Record, any provision herein to the contrary notwithstanding.

     All funds deposited or credited by the Master Servicer in the Certificate Account or the Home Equity Loan Payment Record, respectively, shall be held by the Trustee or the Master Servicer, as the case may be, in trust for the Certificateholders until disbursed in accordance with Section
5.01 or withdrawn or debited in accordance with this Section 3.03.

     Section 3.04.  Maintenance of Hazard Insurance; Property Protection
                    ----------------------------------------------------
Expenses.  The Master Servicer shall cause to be maintained for each
--------
Mortgaged Property hazard insurance with an appropriate endorsement in favor of the Master Servicer or the related Subservicer and extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the related Home Equity Loan from time to time or (ii) the sum of the Loan Balance of such Home Equity Loan and the outstanding principal balance of any mortgage loan senior to such Home Equity Loan from time to time, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with an appropriate endorsement in favor of the Master Servicer or the related Subservicer with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements that are a part of such property or (ii) the sum of the Loan Balance of such Home Equity Loan and the outstanding principal balance of any mortgage loan senior to such Home Equity Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Master Servicer under any such policies shall be credited to the Home Equity Loan Payment Record and deposited in the Certificate Account in accordance with Section 3.02(b) to the extent that they constitute Trust Liquidation Proceeds or Trust Insurance Proceeds.

     In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgaged Property shall include flood insurance (to the extent available). All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal National Mortgage Association. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Home Equity Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Master Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies insuring against hazard losses on all of the Home Equity Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04, it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.04, and there shall have been a loss which would have been covered by such policy, credit to the Home Equity Loan Payment Record and deposit in the Certificate Account the applicable Trust Percentage of the amount not otherwise payable under the blanket policy because of such deductible clause. The Trust Percentage of any amounts paid under any such policy shall be credited to the Home Equity Loan Payment Record and deposited in the Certificate Account in accordance with Section 3.02(b).

     Section 3.05.  Assumption and Modification Agreements.  In any case in
                    --------------------------------------
which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer and each Subservicer shall exercise its right to accelerate the maturity of the related Home Equity Loan and require that the Loan Balance thereof be paid in full on or prior to such conveyance by the Mortgagor under any "due-on-sale" clause applicable thereto. If such "due-on-sale" clause, by its terms, is not operable or the Master Servicer is prevented, as provided in the following paragraph of this Section 3.05, from enforcing any such clause, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Loan Agreement and the Mortgagor remains liable thereon. In connection with any such agreement, the provisions for the adjustment of the Loan Rate thereon shall not be modified to increase or decrease the Loan Rate. Any such agreement shall, for all purposes, be considered part of the related Mortgage File. Any fee collected by the Master Servicer for entering into any such agreement will be retained by the Master Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph of this Section 3.05 or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan, or transfer of any Mortgaged Property without the assumption thereof, by operation of law or any assumption or transfer which the Master Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

     Section 3.06.  Realization upon Defaulted Home Equity Loans.  The Master
                    --------------------------------------------
Servicer shall, or shall cause the applicable Subservicer to, foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Home Equity Loans as come into and continue in default when, in the opinion of the Master Servicer, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion, the Master Servicer or such Subservicer shall follow such practices (including, in the case of any default on a related prior deed of trust, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual from time to time in its general mortgage servicing activities. In determining whether to foreclose upon or otherwise comparably convert the ownership of a Mortgaged Property, the Master Servicer and each Subservicer shall take into account (and shall not be required to foreclose or otherwise convert the ownership of such Mortgaged Property in the case of) the existence of any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation, on such Mortgaged Property. The foregoing is subject to the proviso that neither the Master Servicer nor any Subservicer shall be required to expend its own funds in connection with any foreclosure or other conversion or towards the correction of any default on a related prior mortgage loan or restoration of any property unless it shall determine that such foreclosure, correction or restoration will increase Trust Liquidation Proceeds.

     In the event that the Trust Fund acquires any Mortgaged Property by foreclosure or by deed in lieu of foreclosure, such Mortgaged Property shall be disposed of by or on behalf of the Trust Fund within two years after its acquisition by the Trust Fund unless the Trustee shall have received an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" (as defined in section 860F of the Code) of the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Section 3.07.  Trustee to Cooperate.  (a)  Upon the payment in full of
                    --------------------
the Loan Balance of any Home Equity Loan, the Master Servicer will promptly notify the Trustee by a certification substantially in the form of Exhibit
E hereto of a Servicing Officer. Such notification shall be made each month at the time that the Master Servicer delivers the Servicing Certificate to the Trustee pursuant to Section 4.01. Upon any such payment in full, the Master Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Master Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Home Equity Loan Payment Record.

     (b) If the Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Home Equity Loan, the Trustee shall, within three Business Days of receipt by the Trustee of a written request substantially in the form of Exhibit F hereto, accompanied by an Officer's Certificate certifying as to the accuracy of the facts set forth therein, transmitted by the Master Servicer to the Trustee or made in writing signed by a Servicing Officer and delivered to the Trustee as provided in Section 11.05, deliver the related Mortgage File to the Master Servicer and shall execute such documents, in the forms provided by the Master Servicer, as shall be certified by a Servicing Officer to be necessary to the prosecution of any such proceedings. The Master Servicer shall return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case the Master Servicer shall deliver a certificate of a Servicing Officer similar to that hereinabove specified, and the Master Servicer shall be entitled to retain the Mortgage File.

     Section 3.08.  Servicing Compensation; Payment of Certain Expenses by
                    ------------------------------------------------------
Master Servicer.  The Master Servicer shall be entitled to retain, out of
---------------
each payment that is allocable to interest on the Trust Balance of a Home Equity Loan, as servicing compensation for the related Collection Period, the Monthly Servicing Fee. Additional servicing compensation in the form of late payment charges or other receipts not required to be credited to the Home Equity Loan Payment Record (or in respect to which a debit may be made pursuant to Section 3.03) shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees, and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     Section 3.09.  Annual Statement as to Compliance.  The Master Servicer
                    ---------------------------------
will deliver to the Trustee, on or before April 30 of each year, beginning with April 30, 1997, an Officer's Certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 3.10.  Annual Independent Public Accountants' Servicing Report.
                    -------------------------------------------------------
On or before April 30 of each year, beginning with April 30, 1997, the Master Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Master Servicer) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of home equity loans under this Agreement and pooling and servicing agreements substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Section 3.11.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
the Home Equity Loans.  (a)  The Master Servicer or the Trustee, as
---------------------
applicable, shall provide to Certificateholders that are federally insured savings associations, the Office of Thrift Supervision, the Federal Deposit Insurance Corporation and the supervisory agents and examiners of such office and such corporation access to the documentation regarding the Home Equity Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer. Nothing in this Section 3.11 shall derogate from the obligation of the Master Servicer or the Trustee to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or the Trustee to provide access as provided in this Section 3.11 as a result of such obligation shall not constitute a breach of this Section 3.11.

     (b) The Master Servicer shall supply such supplemental information, in such form as the Trustee shall reasonably request, to the Paying Agent and the Trustee, on or before the start of the third Business Day preceding the related Distribution Date, as is required in the Trustee's reasonable judgment to enable the Paying Agent or the Trustee, as the case may be, to make required distributions and to furnish the required reports to Certificateholders.

     Section 3.12.  Maintenance of Certain Servicing Policies.  The Master
                    -----------------------------------------
Servicer shall during the term of its service as master servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of the Federal National Mortgage Association for Persons performing servicing for mortgage loans purchased by such Association.

                                  ARTICLE IV

              SERVICING CERTIFICATE; CERTIFICATE ACCOUNT DEPOSIT

     Section 4.01.  Servicing Certificate.  Not later than each Determination
                    ---------------------
Date, the Master Servicer shall deliver to the Trustee, Moody's, Fitch and Standard & Poor's a Servicing Certificate identifying the related Collection Period, the Certificates, the date of this Agreement, and the following information (in the case of information furnished pursuant to clauses (viii) and (ix) below, the amounts will be expressed as a dollar amount per Certificate with a $1,000 denomination) with respect to the following Distribution Date:

       (i) the aggregate of all Trust Interest received during the related Collection Period;

      (ii) the aggregate of all Trust Principal Payments received during the related Collection Period;

     (iii) the aggregate of all Trust Insurance Proceeds received during the related Collection Period;

      (iv) the aggregate of the Trust Liquidation Proceeds received during the calendar month preceding the month of such Determination Date;

       (v) the number and aggregate Trust Balance of any Home Equity Loans that were identified as Defective Home Equity Loans pursuant to Section
2.02 or Section 2.04 during the related Collection Period and (A) the aggregate Purchase Price of any such Defective Home Equity Loans that will be repurchased by the related Originator or the Master Servicer prior to the following Distribution Date and (B) the Substitution Adjustment Amount, if any, to be deposited in the Collection Account prior to such Distribution Date in respect of any such Defective Home Equity Loans for which the related Originator or the Master Servicer substituted one or more Eligible Substitute Home Equity Loans;

      (vi)          the Monthly Servicing Fee;

     (vii)          the sum of the amounts specified pursuant to clauses
(i)-(v), inclusive, above, net of the amount specified in clause (vi) above;

    (viii) the Class A Distribution Amount (including the Class A Formula Amount and the Class A Interest Requirement, stated separately) for such Distribution Date, together with the Class A Pass-Through Rates applicable to such Distribution Date;

      (ix) the Class M and Class B Distribution Amounts (including the Class M Interest Requirement and the Class B Interest Requirement and, on and after the Class A Termination Date and the Class B Termination Date, the Class B Formula Amount and the Class M Formula Amount, respectively, stated separately) for such Distribution Date, together with the Class M and Class B Pass-Through Rates applicable to such Distribution Date;

       (x) the Amount Available for Class M Interest and the Amount Available for Class B Interest;

      (xi) the Remaining Available Funds, if any, for such Distribution Date;

     (xii) the Class B Remaining Available Funds, if any, for such Distribution Date;

    (xiii) the Class A Certificate Balance, Class M Certificate Balance and Class B Certificate Balance as well as the Class A Principal Factor, Class M Principal Factor and Class B Principal Factor, each after giving effect to the distribution to be made on such Distribution Date;

     (xiv) any Liquidated Home Equity Loan Losses for such Distribution Date, including cumulative losses up to such date;

      (xv) in the event the Servicer LOC is then in effect, the Available Servicer LOC Amount after giving effect to all drawings made under the Servicer LOC to and including the date of such statement;

     (xvi)          the book value (within the meaning of 12 C.F.R. Section
571.13 or comparable provision) of the Trust Percentage of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure and held by the Trust Fund as of the last day of the related Collection Period;

    (xvii) the number and aggregate Trust Balances of Home Equity Loans delinquent (a) 30 to 59 days and (b) 60 days or more, respectively, as of the end of the related Collection Period; and

   (xviii)          the Pool Balance for the following Distribution Date.

     Section 4.02.  Certificate Account.  (a)  On or before the Closing Date,
                    -------------------
the Master Servicer shall establish, and thereafter maintain in the name of the Trustee, an account (the "Certificate Account"), which shall be an Eligible Account held by the Trustee in trust for the benefit of the Certificateholders. The Master Servicer shall deposit to the Certificate Account in same day funds all funds received by it constituting Available Funds not later than 11:00 A.M. New York time on (i) the Business Day preceding each Distribution Date, if the Master Servicer is entitled to retain and commingle funds pursuant to Section 3.02 or (ii) the second Business Day following receipt of such amounts in the event the Master Servicer is not so entitled to retain and commingle funds. In addition, on the Closing Date, the Master Servicer shall enter into the Home Equity Loan Payment Record an initial deposit equal to $5,100,000, and shall deposit in the Certificate Account (i) if the Master Servicer is entitled to retain and commingle funds pursuant to Section 3.02(e), not later than the Business Day prior to the initial Distribution Date or (ii) if the Master Servicer is not so entitled, on the second Business Day following the Closing Date, the lesser of (x) amount by which the sum of the Class A Interest Requirement, the Class A Formula Amount, the Class M Interest Requirement and the Class
B Interest Requirement for the initial Distribution Date and an amount equal to the product 1/12 of 400 basis points and the Pool Balance exceeds Available Funds with respect to such Distribution Date and (y) $5,100,000.
If the amount described in clause (x) of the preceding sentence is deposited into the Certificate Account, the Master Servicer shall make a corresponding adjustment to the Home Equity Loan Payment Record. The amounts deposited in the Certificate Account shall be net of the Monthly Servicing Fee and are subject to withdrawal to the same extent that debits to the Home Equity Loan Payment Record are permitted.

     (b) The Master Servicer may cause the institution maintaining the Certificate Account to invest in the name of the Trustee any funds in the Certificate Account, which funds shall be invested in Permitted Investments designated in writing by the Master Servicer in its discretion and which shall mature not later than the Business Day preceding the Distribution Date following the date of such investment (except that any investment in an obligation of an institution with which the Certificate Account is maintained, and which institution is rated A-1 + by Standard & Poor's and Fitch and P-1 by Moody's, may mature not later than 11:00 A.M. New York time on such Distribution Date) and shall not be sold or disposed of prior to their maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

     Section 4.03.  Servicer LOC.  If at any time the Master Servicer shall
                    ------------
be commingling with its own funds proceeds of the Home Equity Loans pursuant to Section 3.02(c) and shall fail to deposit in the Certificate Account on or before 11:00 A.M. New York time on the Business Day prior to a Distribution Date funds in the amount specified in clause (vii) of the related Servicing Certificate, the Trustee shall, pursuant to the terms of the Servicer LOC, make a proper demand under such Servicer LOC that the Servicer LOC Issuer pay as promptly as practicable to the Trustee for deposit in the Certificate Account an amount equal to the lesser of (i) the aggregate of all Trust Interest, Trust Principal Payments, Trust Insurance Proceeds and Trust Liquidation Proceeds received by the Master Servicer or any Subservicer during the related Collection Period and (ii) any amount by which the aggregate of such Trust Interest, Trust Principal Payments, Trust Insurance Proceeds and Trust Liquidation Proceeds exceeds the total amount deposited by the Master Servicer to the Certificate Account with respect to such Distribution Date (but in no event shall such amount exceed the Available Servicer LOC Amount).

                                  ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01.  Distributions.  (a)  On each Distribution Date, the
                    -------------
Trustee shall, based upon the information set forth in the Servicing Certificate relating to such Distribution Date, distribute from the Certificate Account and only from the Certificate Account to each Holder of a Class A, Class M, Class B or Class R Certificate of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution in respect of the Certificates) by check or money order mailed to such Certificateholder at the address appearing in the Certificate Register, or, upon written request by a Certificateholder, by wire transfer (in the event such Certificateholder owns of record one or more Class A, Class M or Class B Certificates having principal denominations aggregating at least $5,000,000, or owns a Class R Certificate and has given the Trustee, at least 10 days prior to such distribution, written instruction for making such wire transfer), or by such other means of payment as a Certificateholder and the Trustee shall agree, such Certificateholder's Percentage Interest in the Class A Distribution Amount, the Class M Distribution Amount, the Class
B Distribution Amount or the Class R Distribution Amount, in such order of priority, as applicable.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Certificates. None of the Trustee, any Paying Agent, the Certificate Registrar, the Depositor, the Originators or the Master Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     Section 5.02.  Statements to Certificateholders.  On or prior to the
                    --------------------------------
Business Day preceding each Distribution Date, the Master Servicer shall forward to the Trustee for mailing by regular mail to each Holder of a Certificate, a statement setting forth:

       (i) (a) the amount of such distribution allocable to principal of the Class A Certificates, the Class M Certificates and the Class B Certificates, (b) the amount of such distribution allocable to any Class
A Unpaid Principal Shortfall, Class M Unpaid Principal Shortfall and Class
B Unpaid Principal Shortfall and (c) any remaining Class A Unpaid Principal Shortfall, Class M Unpaid Principal Shortfall and Class B Unpaid Principal Shortfall after giving effect to such distribution (separately for each Class of Certificates, where applicable) with respect to such Distribution Date;

      (ii) (a) the amount of such distribution allocable to the Class A Interest Requirement, Class M Interest Requirement and Class B Interest Requirement, (b) the amount of such distribution allocable to Class A Unpaid Interest Shortfall, Class M Unpaid Interest Shortfall and Class B Unpaid Interest Shortfall and (c) any remaining Class A Unpaid Interest Shortfall, Class M Unpaid Interest Shortfall and Class B Unpaid Interest Shortfall after giving effect to such distribution;

     (iii) the amount of any Class A Principal Shortfall, Class M Principal Shortfall and Class B Principal Shortfall;

      (iv) the amount of any Class A Interest Shortfall, Class M Interest Shortfall and Class B Interest Shortfall for such Distribution Date;

       (v) the Class A Certificate Balance, Class M Certificate Balance and Class B Certificate Balance and the Class A Principal Factor, Class M Principal Factor and Class B Principal Factor, each after giving effect to the distribution of principal on such Distribution Date;

      (vi) the Pool Balance for the following Distribution Date and the number of outstanding Home Equity Loans;

     (vii) the number and aggregate Trust Balances of Home Equity Loans delinquent (a) 30 to 59 days and (b) 60 days or more, respectively, as of the end of the related Collection Period;

    (viii) any Liquidated Home Equity Loan Losses for such Distribution Date, including cumulative losses up to such date;

      (ix) the Trust Percentage of the book value (within the meaning of 12 C.F.R. Section 571.13 or any comparable provision) of any real estate, and the number of Mortgaged Properties, acquired through foreclosure or grant of a deed in lieu of foreclosure as of the last day of the related Collection Period; and

       (x) the Class A Pass-Through Rate, Class M Pass-Through Rate and Class B Pass-Through Rate applicable to the distribution on the following Distribution Date.

     In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Class A, Class M and Class B Certificate, as applicable, with a $1,000 denomination. Any such statement furnished to a Class A, Class M or Class B Certificateholder may, if requested by the Master Servicer, omit information pertinent only to Certificates of a Class not held by such Certificateholder.

     On each Distribution Date, the Master Servicer shall forward to the Trustee for mailing to each Holder of a Class R Certificate a copy of the report or reports forwarded to the Holders of Certificates on such Distribution Date. The Master Servicer shall also forward to the Trustee for mailing to each such Holder, and each of the Rating Agencies a statement setting forth the amount of the distribution to each such Holder, together with such other information as the Master Servicer deems necessary or appropriate.

     Within 90 days after the end of each calendar year, the Master Servicer shall forward to the Trustee for mailing by regular mail to each Person who at any time during such calendar year was a Certificateholder a statement containing the applicable distribution information provided pursuant to clauses (i) and (ii) of this Section 5.02, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code. The Trustee shall have no obligation to mail to Certificateholders any statement required to be so mailed hereunder if the Master Servicer has not provided such statement to the Trustee.

                                  ARTICLE VI

                               THE CERTIFICATES

     Section 6.01.  The Certificates.  The Class A Certificates shall be
                    ----------------
substantially in the form set forth in Exhibit A, the Class M Certificates shall be substantially in the form set forth in Exhibit B, the Class B Certificates shall be substantially in the form set forth in Exhibit C, and the Class R Certificates shall be substantially in the form set forth in Exhibit D. Such Certificates shall, on original issue, be executed and delivered by the Trustee to or upon the written order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund. So long as the Class A, Class M and Class B Certificates are Book-Entry Certificates, such Certificates shall be evidenced by (i) in the case of the Class A Certificates, three Certificates each representing $200,000,000 principal amount and a single Certificate representing $39,102,000 principal amount, (ii) in the case of the Class M Certificates, a single Certificate representing $41,291,000 principal amount, and (iii) in the case of the Class B Certificates, a single Certificate representing $37,700,000 principal amount, the beneficial ownership of such Certificates to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral dollar multiples in excess thereof.

     The Class R Certificates have not been and will not be registered under the Securities Act or the securities laws of any state of the United States. Neither the Depositor, the Master Servicer nor the Trustee is under any obligation to register or qualify the Class R Certificates under the Securities Act or any other securities laws or to take any action not otherwise required under this Agreement to permit the transfer of any Class R Certificate without registration or qualification.

     The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Fund by a Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersigning and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

     Section 6.02.  Registration of Transfer and Exchange of Certificates.
                    -----------------------------------------------------
(a) The Trustee shall cause to be kept at the Corporate Trust Office a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to the foregoing paragraph and upon satisfaction of the conditions set forth below, the Trustee shall execute, countersign and deliver, in the name of the designated transferee or transferees, one or more new Certificates representing the applicable aggregate Percentage Interest.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of a like Class in authorized denominations (in the case of the Class A, Class M and Class B Certificates) or aggregate Percentage Interests (in the case of the Class R Certificates), upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, countersign and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     (b) Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) registration of ownership and transfers of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (c) If (i)(A) the Master Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (iii) after the occurrence of an Event of Default, Certificate Owners representing Percentage Interests aggregating not less than 51% of the aggregate Percentage Interests of each outstanding Class of Book-Entry Certificates advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer desired by the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners
                              -----------------------
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum by the Holders of such Certificates sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be destroyed by the Trustee.

     (d) So long as Definitive Certificates have not been issued, the Depositor, the Master Servicer and the Trustee shall not have any liability for any aspect of the records relating to or payment on account of Certificate Owners, for monitoring or restricting any transfer of beneficial ownership in a Book-Entry Certificate or for maintaining, supervising or reviewing any records relating to Certificate Owners.

     Section 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                    -------------------------------------------------
(i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee, the Master Servicer and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate under this Section 6.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 6.04.  Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
5.01 and for all other purposes whatsoever, and none of the Master Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

     Section 6.05.  Appointment of Paying Agent.  The Trustee is empowered
                    ---------------------------
to appoint a Paying Agent meeting the eligibility requirements set forth under Section 9.06 for the purpose of making distributions to Certificateholders pursuant to Section 5.01; provided that prior to any such appointment (other than the appointment of the Trustee as Paying Agent) the Trustee shall first have received a letter from each Rating Agency to the effect that the appointment of such Paying Agent will not result in the reduction, suspension or withdrawal of the rating given the Class A, Class
M or Class B Certificates by such Rating Agency. The Trustee hereby initially appoints itself as Paying Agent. In the event of any appointment by the Trustee of a Person other than itself as Paying Agent, on or prior to the Business Day prior to the related Distribution Date, the Master Servicer, as agent of the Trustee, shall, to the extent received by the Master Servicer, deposit or cause to be deposited with such Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 5.01, such sum to be held in trust for the benefit of Certificateholders.

     The Trustee shall cause any Paying Agent other than itself to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders or withheld pursuant to the Code.

     Section 6.06.  Restrictions on Transfer of Class M and Class B
                    -----------------------------------------------
Certificates.  (a)  The Class M and Class B Certificates shall be assigned
------------
or transferred only in accordance with this Section 6.06. Each Person who has or who acquires any Ownership Interest in a Class M or Class B Certificate that is a Book-Entry Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have made the representation set forth in clause (b) below and otherwise to have agreed to be bound by the provisions of this Section 6.06. Any assignment and Transfer shall be made directly to the Person that is the principal in the transaction and not to a nominee or agent for such principal.

     (b) Each of Class M and Class B Certificates that is a Definitive Certificate shall state that the Transferee thereof is deemed by the acceptance or acquisition of such Certificate to represent that such Transferee is not an employee benefit plan or a collective investment fund or insurance company account which is treated as holding "plan assets" subject to ERISA, or section 4975 of the Code, or a trustee or any other Person acting on behalf of any such plan.

     (c) Any attempted or purported Transfer of any Ownership Interest in a Class M or Class B Certificate in violation of the provisions of this
Section 6.06 shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall become a Holder of a Class M or Class B Certificate in violation of the provisions of this
Section 6.06, then, upon discovery by or due notification of the Trustee that the registration of Transfer of such Ownership Interest in a Class M or Class B Certificate was not in fact permitted by this Section 6.06, the last preceding Holder that is a permitted Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Ownership Interest in the related Class M or Class B Certificate. Absent negligence or willful misconduct, the Trustee shall be under no liability to any Person for any registration of Transfer of an Ownership Interest in a Class M or Class B Certificate that is in fact not permitted by this Section
6.06 or for making any distributions in respect of such Class M or Class B Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement.

     Section 6.07.  Restrictions on Transfer of Class R Certificates.  (a)
                    ------------------------------------------------
The Class R Certificates shall be assigned or transferred only in accordance with this Section 6.07. Such assignment and Transfer shall be made directly to the Person that is the principal in the transaction and not to a nominee or agent for such principal.

     (b) No registration of Transfer of a Class R Certificate shall be made unless such Transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws. In the event registration of such a Transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, (i) the Trustee or the Master Servicer may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Master Servicer that such Transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and state securities laws or is being made pursuant to the Securities Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer, and
(ii) the Trustee shall require the Transferee to execute an investment letter acceptable to and in form and substance satisfactory to the Master Servicer certifying to the Trustee and the Master Servicer the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee or the Master Servicer. The Holder of a Class R Certificate desiring to effect such registration of Transfer shall, and does hereby agree to, indemnify the Trustee and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) No registration of Transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the Transferee of such Class R Certificate, acceptable to and in form and substance satisfactory to the Master Servicer, to the effect that such Transferee is not an employee benefit plan subject to ERISA or section 4975 of the Code, or a trustee or any other Person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other Person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Master Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions as well as the fiduciary provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which representation letter or Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer.

     (d) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Master Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause
(vi) below and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

       (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall not be a Disqualified Organization and shall promptly notify the Master Servicer and the Trustee of any change or impending change in its status.

      (ii) No Ownership Interest in a Class R Certificate may be transferred without the express written consent of the Trustee. In connection with any proposed registration of Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall, as a condition to such consent, require delivery to it, in form and substance satisfactory to it, each of the following:

               A. an affidavit from the proposed Transferee to the effect that such Transferee is not a Disqualified Organization and that it is not acquiring its Ownership Interest in a Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is a Disqualified Organization; and

               B. a covenant of the proposed Transferee to the effect that the proposed Transferee agrees to be bound and to abide by the Transfer restrictions applicable to a Class R Certificate.

     (iii) Notwithstanding the delivery of the items described in clause (ii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed Transferee is a Disqualified Organization, no registration of Transfer of any Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected; provided that the Trustee shall have no obligation to determine whether any proposed Transferee is a Disqualified Organization.

      (iv) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to require delivery of the items described in clause (ii) above from any other Person to whom such Person attempts to transfer any Ownership Interest in a Class R Certificate and (B) not to transfer any Ownership Interest in a Class R Certificate or to cause the Transfer of any Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is a Disqualified Organization.

       (v) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this
Section 6.07 shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported Transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 6.07, then, upon discovery by or due notification of the Trustee that the registration of Transfer of such Ownership Interest in a Class R Certificate was not in fact permitted by this Section 6.07, the last preceding Holder that is not a Disqualified Organization shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Ownership Interest in the related Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of an Ownership Interest in a Class R Certificate that is in fact not permitted by this Section 6.07 or for making any distributions in respect of such Class
R Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement absent negligence or willful misconduct. The Trustee shall be entitled to recover from any Holder of a Class R Certificate that was in fact a Disqualified Organization at the time it became Holder all distributions made in respect of such Class R
Certificate.   Any such distributions  so recovered  by the Trustee  shall be distributed and delivered by the Trustee to the last preceding Holder of such Class R Certificate that is not a Disqualified Organization.

      (vi) If any Disqualified Organization acquires any Ownership Interest in a Class R Certificate in violation of the restrictions in this
Section 6.07, then the Master Servicer shall have the right, without notice to the Holder of such Class R Certificate or any other Person having an Ownership Interest therein, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purchaser may be the Master Servicer itself or any affiliate of the Master Servicer that is not a Disqualified Organization. The proceeds of such sale, net of commissions (which may include commissions payable to the Master Servicer or its affiliates), expenses and taxes due, if any, will be remitted by the Trustee to the last preceding Holder of such Class R Certificate that is not a Disqualified Organization, except that in the event that the Trustee determines that the Holder of such Class R Certificate may be liable for any amount due under this Section 6.07 or any other provisions of this Agreement, the Master Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Master Servicer, and it shall not be liable to any Person having an Ownership Interest in such Class R Certificate as a result of its exercise of such discretion.

     Section 6.08.  Actions of Certificateholders.  (a)  Any request, demand,
                    -----------------------------
authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to the Depositor or the Master Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Master Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require such additional proof of any matter referred to in this Section 6.08 as it shall deem necessary.

                                 ARTICLE VII

                    THE MASTER SERVICER AND THE DEPOSITOR

     Section 7.01.  Liability of the Master Servicer and the Depositor.  The
                    --------------------------------------------------
Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Master Servicer herein. The Depositor shall be liable hereunder only for its representation and warranty in Section 2.08.

     Section 7.02.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, the Master Servicer and the Depositor.  Any corporation into
-----------------------------------------------------
which the Master Servicer or the Depositor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer or the Depositor shall be a party, or any corporation succeeding to the business of the Master Servicer or the Depositor, shall be the successor of the Master Servicer or the Depositor, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.03.  Limitation on Liability of the Master Servicer and
                    --------------------------------------------------
Others.  Neither the Master Servicer, the Depositor nor any of the directors
------
or officers or employees or agents of the Master Servicer or the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action, the Depositor in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Master Servicer or by reason of reckless disregard of obligations and duties of the Master Servicer hereunder. The Master Servicer, the Depositor and any director or officer or employee or agent of the Master Servicer or the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Subject to the second succeeding sentence, the Master Servicer, the Depositor and any director or officer or employee or agent of the Master Servicer or the Depositor shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Home Equity Loan or Home Equity Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Master Servicer nor the Depositor shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the Home Equity Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer or the Depositor may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, any loss, liability or expense incurred in connection with any such action shall be losses, liabilities and expenses of the Trust Fund and the Master Servicer or the Depositor, as applicable, shall be entitled to be reimbursed therefor only from amounts otherwise distributable to Holders of the Class R Certificates on any subsequent Distribution Date (to the extent the Master Servicer has not previously been reimbursed or indemnified therefor). The Master Servicer's right to indemnity or reimbursement pursuant to this Section 7.03 shall survive any resignation or termination of the Master Servicer with respect to any losses, liabilities or expenses arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

     Section 7.04.  Master Servicer Not to Resign.  Subject to the provisions
                    -----------------------------
of Section 7.02, the Master Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions; (a) the Master Servicer has proposed a successor master servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) each Rating Agency shall have delivered a letter to the Trustee stating that the appointment of such proposed successor master servicer as Master Servicer hereunder will not result in the reduction or withdrawal of the then-current rating of any rated Class of Certificates; and such proposed successor master servicer has agreed in writing to assume the obligations of Master Servicer hereunder and the Master Servicer has delivered to the Trustee an Opinion of Counsel to the effect that all conditions precedent to the resignation of the Master Servicer and the appointment of and acceptance by the proposed successor master servicer have been satisfied; provided, however, that in the case of clause (i) above no such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations hereunder in accordance with Section 8.02. Any such resignation shall not relieve the Master Servicer of responsibility for any of the obligations specified in Sections 8.01 and 8.02 as obligations that survive the resignation or termination of the Master Servicer. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee.

     Section 7.05.  Delegation of Duties.  In the ordinary course of
                    --------------------
business, the Master Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Master Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Master Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 7.04. The Master Servicer shall provide each Rating Agency and the Trustee with written notice prior to the delegation of any of its duties to any Person other than any of the Master Servicer's Affiliates or their respective successors and assigns.

                                 ARTICLE VIII

                                   DEFAULT

     Section 8.01.  Events of Default.  If any one of the following events
                    -----------------
("Events of Default") shall occur and be continuing:

       (i) any failure by the Master Servicer to deposit in the Certificate Account any deposit or enter any amount to the Home Equity Loan Payment Record required to be made under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%; or

      (ii) failure on the part of the Master Servicer duly to observe or perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in this Agreement,
which   failure  (x)   materially  and   adversely  affect   the  rights   of
Certificateholders and (y) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%; or

     (iii) the entry against the Master Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

      (iv) the consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to substantially all of its property, or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

       (v) Total Expected Losses exceed 7.50% of the Cut-Off Date Pool Balance on or prior to the fifth anniversary of the Cut-Off or 11.25% of the Cut-Off Date Pool Balance on or prior to the tenth anniversary of the Cut-Off Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Master Servicer, either the Trustee or the Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Master Servicer (and to the Trustee if given by the Holders of Certificates) may terminate all of the rights and obligations of the Master Servicer as master servicer under this Agreement, on or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Trust Percentage of the Home Equity Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Trust Balance of each Home Equity Loan and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Master Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all necessary documentation and all cash amounts that shall at the time be held by the Master Servicer and credited by it to the Home Equity Loan Payment Record, or that have been deposited by the Master Servicer in the Certificate Account or thereafter received by the Master Servicer with respect to the Home Equity Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 8.01 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

     Section 8.02.  Trustee to Act; Appointment of Successor.  (a)  On and
                    ----------------------------------------
after the time the Master Servicer receives a notice of termination pursuant to Section 8.01 or gives notice of its resignation under clause (i) of
Section 7.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof; and provided, however, that the responsibilities and duties of the Master Servicer pursuant to Sections 2.02 and 2.04 shall not terminate; provided, further, that any liability of the Trustee in its capacity as successor master servicer shall be limited to the extent such liability results from an inability to fulfill its responsibilities and duties as successor master servicer due to any failure on the part of the original Master Servicer to deliver the documentation and cash amounts referred to in Section 8.01 or otherwise fulfill its obligations hereunder. As compensation therefor, the Trustee shall be entitled to such compensation as the Master Servicer would have been entitled to hereunder if no such notice of termination had been given, including, without limitation, any investment earnings on any Permitted Investments hereunder to which the Master Servicer would have been entitled. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution that is then servicing a home equity loan portfolio and having all licenses, permits and approvals required by applicable law, and a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Home Equity Loans in an amount equal to the compensation which the Master Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Trustee and such successor shall agree). The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The appointment of a successor Master Servicer, including the Trustee, shall not affect any liability of a predecessor Master Servicer that may have arisen under this Agreement prior to its termination as Master Servicer (including, without limitation, any deductible under an insurance policy pursuant to
Section 3.04), nor shall any successor Master Servicer, including the Trustee, be liable for any acts or omissions of any predecessor Master Servicer or for any breach by such predecessor Master Servicer or the Depositor of any of their representations or warranties contained herein or in any related document or agreement.

     (b) Any successor to the Master Servicer as master servicer, including the Trustee, shall, during the term of its service as master servicer (i) continue to service and administer the Home Equity Loans for the benefit of Certificateholders, and, retain any amounts representing prepayment premiums, fees or late charge penalties or for application towards taxes, insurance premiums, assessments and similar items, and payments representing interest in excess of interest at the Net Loan Rate, for the benefit of such successor master servicer and (ii) maintain in force (x) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (y) a fidelity bond in respect of its officers, employees and agents to the same extent as the Master Servicer is so required pursuant to Section 3.12.

     Section 8.03.  Notification to Certificateholders.  Upon any termination
                    ----------------------------------
or appointment of a successor to the Master Servicer pursuant to this Article VIII or Section 7.04, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency at the respective address provided to the Trustee in writing.

     Section 8.04.  Waiver of Past Events of Default.  The Holders of
                    --------------------------------
Certificates evidencing not less than 51% of the aggregate Percentage Interests may, on behalf of all Holders of Certificates, waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from the Certificate Account in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE IX

                                 THE TRUSTEE

     Section 9.01.  Duties of Trustee.  The Trustee, prior to the occurrence
                    -----------------
of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured) and is actually known to a Responsible Officer, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished to the Trustee pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

       (i) prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

      (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51% relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

      (iv) the Trustee shall not be charged with knowledge of any failure by the Master Servicer to comply with the obligations of the Master Servicer referred to in clauses (i) and (ii) of Section 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Master Servicer or the Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

     Section 9.02.  Certain Matters Affecting the Trustee.  Except as
                    -------------------------------------
otherwise provided in Section 9.01:

       (i) the Trustee may request and conclusively rely upon, and shall be protected in acting or refraining from acting upon, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in reliance thereon;

     (iii) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement (except its obligation to act as successor Master Servicer pursuant to Section 8.02), or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or bad faith in the performance of any such act; nothing contained herein shall, however, relieve the Trustee of its obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

      (iv) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

       (v) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing to do so by Holders of Certificates of any Class
affected   thereby,  evidencing,  as  to  such  Class,  Percentage  Interests aggregating not less than 51%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer or, if paid by the Trustee, shall be reimbursed by the Master Servicer upon demand. Nothing in this clause (v) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors;

      (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian; and

     (vii) for purposes of this Agreement, the Trustee shall not be deemed to have knowledge or notice of any event or fact until such time as a Responsible Officer of the Trustee has actual knowledge of such event or fact or the Trustee receives written notice of such event or fact from the Master Servicer or the Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%.

     Section 9.03.  Trustee Not Liable for Certificates or Home Equity Loans.

                    --------------------------------------------------------
The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Master Servicer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Home Equity Loan or related document. The Trustee shall not be accountable for the use or application by the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer or any Originator in respect of the Home Equity Loans or deposited in or withdrawn from the Certificate Account by the Master Servicer. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Home Equity Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection or priority, or for or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Master Servicer pursuant to
Section 8.02); the existence and content of any Home Equity Loan on any computer or other record thereof (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the validity of the assignment of any Home Equity Loan to the Trust Fund or of any intervening assignment; the completeness of any Home Equity Loan; the performance or enforcement of any Home Equity Loan (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); the compliance by the Depositor or the Master Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any non-compliance therewith or any breach thereof; any investment of monies by or at the direction of the Master Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust Fund property that it may hold in its individual capacity; the acts or omissions of the Depositor, the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02), any Subservicer or any Mortgagor; any action of the Master Servicer (other than if the Trustee shall assume the duties of the master Servicer pursuant to Section 8.02), any Subservicer, or any custodian of the Mortgage Files taken in the name of the Trustee; the failure of the Master Servicer, any Subservicer, or any custodian of the Mortgage Files to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Master Servicer (other than if the Trustee shall assume the duties of the Master Servicer pursuant to Section 8.02); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement or from any liability for its failure to so perform. The Trustee shall not be liable or accountable for the acts, omissions, misconduct or negligence of any Originator acting in its capacity as custodian of any Mortgage Files hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.

     Section 9.04.  Trustee May Own Certificates.  The Trustee in its
                    ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates and transact banking and trust business with the Master Servicer, the Originators and any of their affiliates, with the same rights as it would have if it were not Trustee.

     Section 9.05.  Master Servicer to Pay Trustee's Fees and Expenses.  The
                    --------------------------------------------------
Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of its powers and duties hereunder, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel, agents and of all Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Master Servicer and the Depositor, jointly and severally, covenant and agree to indemnify the Trustee, its officers, agents and employees, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses, including the costs and expenses of defending itself against any claim or liability, arising in connection with its performance hereunder other than those resulting from the negligence or bad faith of the Trustee.

     Section 9.06.  Eligibility Requirements for Trustee.  The Trustee
                    ------------------------------------
hereunder shall at all times be a Person having its principal office in New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign in the manner and with the effect specified in Section 9.07.

     Section 9.07.  Resignation or Removal of Trustee.  The Trustee may at
                    ---------------------------------
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer and each Rating Agency. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor Trustee (which successor Trustee shall be reasonably acceptable to the Depositor) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee. If the Master Servicer removes the Trustee under the authority of the immediately preceding sentence, the Master Servicer shall promptly appoint a successor Trustee (which successor Trustee shall be reasonably acceptable to the Depositor) by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.08.

     Section 9.08.  Successor Trustee.  Any successor Trustee appointed as
                    -----------------
provided in Section 9.07 shall execute, acknowledge and deliver to the Master Servicer, the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The Master Servicer, the predecessor Trustee and the successor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     Each successor Trustee shall be entitled to receive from the Master Servicer reasonable compensation for services rendered, and payment and reimbursement for reasonable expenses, disbursements and advances, as more specifically set forth in Section 9.05 hereof and according to the same standard as provided in Section 9.05.

     No successor Trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06.

     Upon acceptance of appointment by a successor Trustee as provided in this Section 9.08, the Master Servicer shall mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Master Servicer.

     Section 9.09.  Merger or Consolidation of Trustee.  Any Person into
                    ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 9.10.  Appointment of Co-Trustee or Separate Trustee.
                    ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. The Master Servicer shall not unreasonably refrain from joining with the Trustee in executing and delivering such instruments, and if the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08. The Trustee shall notify Moody's of any appointment of a co-trustee or separate trustee hereunder. The Trustee shall remain liable hereunder for any actions delegated to a co-trustee or separate trustee despite such delegation. The Master Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

       (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

      (ii) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee, except that following the occurrence of an Event of Default that has not been cured, the Trustee acting alone may accept the resignation of or remove any co-trustee or separate trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 9.11.  Tax Returns.  The Trustee, upon request, will furnish the
                    -----------
Master Servicer with all such information as may be in the possession of the Trustee and reasonably required in connection with the preparation of all tax returns of the Trust Fund, and shall, if required by law, upon request, execute such returns.

     Section 9.12.  Trustee May Enforce Claims Without Possession of
                    ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto. Any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 9.13.  Suits for Enforcement.  In case an Event of Default or
                    ---------------------
other default by the Master Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its right and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

                                  ARTICLE X

                                 TERMINATION

     Section 10.01.  Termination Upon Purchase by the Master Servicer or
                     ---------------------------------------------------
Liquidation of All Home Equity Loans.  (a)  Subject to Section 10.02, the
------------------------------------
respective obligations and responsibilities of the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligations of the Master Servicer under Section 9.05 and to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article X following the earliest of (i) the purchase by the Master Servicer of all Home Equity Loans and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund, as described below, (ii) the sale of the assets of the Trust Fund as described below or (iii) the final payment or other liquidation of the last Home Equity Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Home Equity Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     (b) The Master Servicer (i) may at its option purchase all Home Equity Loans pursuant to clause (i) of Section 10.01(a) on any Distribution Date upon which the Pool Balance immediately prior to such Distribution Date shall be equal to or less than ten percent (10%) of the Cut-off Date Pool Balance and (ii) should the Trust Balances of any Home Equity Loans remain outstanding on the Distribution Date in September 2026 shall purchase all such Trust Balances on such Distribution Date, in each case at a price equal to the greatest of (x) the aggregate of the Loan Balances of the Home Equity Loans as of the first day of the Collection Period applicable to such final Distribution Date, plus one month's interest at the applicable Net Loan Rate on the Loan Balance of each Home Equity Loan (including any Foreclosed Home Equity Loans), (y) the aggregate fair market value (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to clause (c) of this Section 10.01) of all of the assets of the Trust Fund, and (z) the sum of (1) the Class A Certificate Balance together with any Class A Unpaid Interest Shortfall and interest accrued during the related Accrual Period thereon at the Class A Pass-Through Rate, (2) the Class M Certificate Balance together with any Class M Unpaid Interest Shortfall and interest accrued during the related Accrual Period thereon at the Class M Pass-Through Rate and (3) the Class B Certificate Balance together with any Class B Unpaid Interest Shortfall and interest accrued during the related Accrual Period thereon at the Class B Pass-Through Rate (the greatest of (x), (y) and (z) being referred to herein as the "Pool
                                                                        ----
Purchase Price").  In connection with such purchase, the Master Servicer
--------------
shall provide to the Trustee the certification required by Section 3.07 and the Trustee shall, promptly following payment of the Pool Purchase Price, execute proper instruments acknowledging termination and discharge of this Agreement. Any obligation of the Master Servicer to so purchase each Home Equity Loan as provided herein shall be solely that of the original Master Servicer and shall survive any resignation or termination of the original Master Servicer hereunder.

     If for any reason the Master Servicer fails to make the purchase required by clause (ii) of Section 10.01(b), then in accordance with such procedures as the Trustee in its sole judgment shall deem appropriate, the Trustee shall conduct an auction (the "Final Auction") of the assets of the
                                       -------------
Trust Fund (other than amounts on deposit in the Certificate Account) in order to effect a termination of the Trust Fund promptly thereafter. The Master Servicer or any Affiliate thereof may bid at such Final Auction but shall not be required to do so. The Trustee shall sell and transfer the assets of the Trust Fund, without recourse, to the highest bidder therefor at the Final Auction and shall deposit the purchase price therefor, less all expenses of the Final Auction, including all reasonable fees and expenses of any third parties engaged by the Trustee to assist in the Final Auction process, in the Certificate Account.

     (c) Notice of any termination, specifying the Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon receipt of written directions from the Master Servicer, if the Master Servicer is purchasing the assets of the Trust Fund, which direction shall be received not later than the first day of the month preceding the month of such final distribution date) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Distribution Date upon which final distribution of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. In the event written directions are delivered by the Master Servicer to the Trustee as described in the preceding sentence, the Master Servicer shall deposit in the Certificate Account on or before the Distribution Date for such final distribution in immediately available funds an amount which, when added to the amount on deposit in the Certificate Account, will be equal to the purchase price for the assets of the Trust Fund computed as above provided. Such deposit shall be in lieu of the deposit otherwise required to be made in respect of such Distribution Date pursuant to Section 4.02.

     (d) Upon presentation and surrender of the Certificates, the Trustee shall, to the extent of funds available in the Certificate Account cause to be distributed to Certificateholders on the Distribution Date for such final distribution in proportion to their respective Percentage Interests an amount equal to (i) in the case of Holders of the Class A Certificates, the Class
A Certificate Balance together with any Class A Unpaid Interest Shortfall plus interest accrued during the related Accrual Period at the Class A Pass-Through Rate on such amounts, (ii) in the case of the Class M Certificates, the Class M Certificate Balance together with any Class M Unpaid Interest Shortfall plus interest accrued during the related Accrual Period at the Class M Pass-Through Rate on such amounts and (iii) in the case of Holders of the Class B Certificates, the Class B Certificate Balance together with any Class B Unpaid Interest Shortfall plus interest accrued during the related Accrual Period at the Class B Pass-Through Rate on such amounts. Upon such termination, any amounts remaining on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to the preceding sentence shall be distributed to Holders of the Class R Certificates in proportion to their respective Percentage Interests therein. The distribution on such final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

     (e) In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account (which shall be an Eligible Account) for the benefit of such Certificateholders and the Master Servicer (if the Master Servicer has exercised its right to repurchase the assets of the Trust Fund), or the Trustee (in any other case) and shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If, within the period then specified in the escheat laws of the State of New York after such notice, such amount remains unclaimed, the Holders of the Class R Certificates shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Holder of the Class R Certificates for payment.

     Section 10.02.  Additional Termination Requirements.  (a)  In the event
                     -----------------------------------
of a purchase by the Master Servicer or sale of the Home Equity Loans as provided in Section 10.01(b), the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

       (i) within 90 days prior to the final Distribution Date, Holders of the Class R Certificates shall adopt a plan of complete liquidation of the Trust Fund; and

      (ii) at or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in an amount equal to the Pool Purchase Price; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to such final Distribution Date, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter.

     (b) By its acceptance of a Class R Certificate, a Holder thereof hereby agrees to adopt such a plan of complete liquidation upon the written request of the Master Servicer and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.01.  Amendment.  This Agreement may be amended from time to
                     ---------
time by the Depositor, the Master Servicer and the Trustee, with the consent of any Servicer LOC Issuer if its rights are materially and adversely affected, but without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement, including provisions relating to the issuance of Definitive Certificates to Certificate Owners in the event that book-entry registration of the Certificates is no longer permitted, which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or a letter from each Rating Agency stating that such action will not result in a downgrading of the rating of any rated Class of Certificates.

     This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, but without the consent of any of the Certificateholders, to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to (i) maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust Fund under the Code that would be a claim against the Trust Fund's assets, provided that there shall have been delivered an Opinion of Counsel addressed to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in section 860F of the Code provided that there shall have been delivered an Opinion of Counsel addressed to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust Fund from entering into such prohibited transaction.

     This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee, with the consent of (x) any Servicer LOC Issuer if its rights are materially and adversely affected and (y) Holders of the Certificates of each Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Equity Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

     At least three Business Days prior to the execution of any such amendment requiring the consent of the Certificateholders, the Master Servicer shall furnish written notification of the substance of such amendment to the Rating Agencies. Promptly after the execution of any such amendment made with the consent of the Certificateholders, the Master Servicer shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting any such amendment to the Rating Agencies and any Servicer LOC Issuer.

     It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe. The Master Servicer is authorized to establish a record date for the purpose of identifying the Certificateholders eligible to consent to any proposed amendment hereunder.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement.

     Section 11.02.  Recordation of Agreement.  This Agreement is subject to
                     ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense if such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 11.03.  Limitation on Rights of Certificateholders.  The death
                     ------------------------------------------
or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Sections 8.01, 9.01, 9.02, 11.01, 11.07 and this Section 11.03) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder of any Class shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of such Class, evidencing, as to such Class, Percentage Interests aggregating not less than 51% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.05.  Notices.  All demands, notices and communications
                     -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center, North Tower, New York, New York 10218-1310, Attention: President; (b) in the case of the Master Servicer and Beneficial, Beneficial Mortgage Corporation, 301 North Walnut Street, Wilmington, Delaware 19801, Attention: Corporate Secretary; and (c) in the case of the Trustee, at the Corporate Trust Office, or as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, and to each Rating Agency in the same manner at the respective address provided to the Trustee in writing. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 11.06.  Severability of Provisions.  If any one or more of the
                     --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 11.07.  Assignment.  Notwithstanding anything to the contrary
                     ----------
contained herein, except as provided in Sections 7.02 and 7.04, this Agreement may not be assigned by the Master Servicer without the prior written consent of Holders of Certificates of any Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 66%.

     Section 11.08.  Certificates Nonassessable and Fully Paid.  The parties
                     -----------------------------------------
agree that the Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that the Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 2.04 are and shall be deemed fully paid.

     Section 11.09.  Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company, Beneficial and the Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.

                              MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                as the Depositor



                              By  /s/ Peter Cerwin
                                  -----------------------------------------
                                   Name:  Peter Cerwin
                                   Title: Vice President


                              BENEFICIAL MORTGAGE CORPORATION,
                                as Master Servicer and for purposes of
                                Section 2.04



                              By  /s/ Samuel F. McMillan
                                  -----------------------------------------
                                   Name:   Samuel F. McMillan
                                   Title:  Vice President (Chief Financial)



                              THE CHASE MANHATTAN BANK,
                                as Trustee



                              By  /s/ Denis Kelly
                                  -----------------------------------------
                                   Name:  Denis Kelly
                                   Title: Trust Officer


                              TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                as Co-Trustee



                              By   /s/ Susan L. Needham
                                  -----------------------------------------
                                   Name:  Susan L. Needham
                                   Title: Vice President, Trust Officer




State of New York   )
                    )  ss.:
County of New York  )




     On the 26th day of September, 1996 before me, a notary public in and for the state of New York, personally appeared Peter Cerwin, known to me who, being by me duly sworn, did depose and say that he is the Vice President of Merrill Lynch Mortgage Investors, Inc., a corporation formed under the laws of the State of Delaware, being among the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                              /s/ Marcia D. Brown
                              _____________________________________
                                          Notary Public



(Notarial Seal)

State of New Jersey )
                    )  ss.:
County of Somerset  )



     On the 25th day of September, 1996 before me, a notary public in and for the state of New York, personally appeared Samuel F. McMillian known to me who, being by me duly sworn, did depose and say that he is the Vice President (Chief Financial) of Beneficial Mortgage Corporation, a corporation formed under the laws of the State of Delaware, being among the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                               /s/ Nancy Ann Spetz
                               ________________________________________
                                          Notary Public



(Notarial Seal)


State of New York   )
                    )  ss.:
County of New York  )




     On the 27th day of September, 1996 before me, a notary public in and for the state of New York, personally appeared Denis Kelly, known to me who, being by me duly sworn, did depose and say that he is the Trust Officer of The Chase Manhattan Bank, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said bank.

                              /s/ Josephine Doell
                              ________________________________________
                                          Notary Public



(Notarial Seal)


State of Texas      )
                    )  ss.:
County of Harris    )




     On the 27th day of September, 1996 before me, a notary public in and for the state of Texas, personally appeared Susan L. Needham, known to me who, being by me duly sworn, did depose and say that she is the Vice President and Trust Officer of Texas Commerce Bank National Association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said bank.


                              /s/ B.Y. Stampp
                              ________________________________________
                                          Notary Public




(Notarial Seal)


                                                                  EXHIBIT A
                                                                  ---------


                        (FORM OF CLASS A CERTIFICATE)

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST THEREIN.)

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.



Cut-off Date:  August 31, 1996                  Denomination:  $_______________

First Distribution Date:  October 28, 1996      Original Class A Certificate
                                                Balance:  $_____________

Certificate No. ______                  CUSIP No. __________________



                 HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                SERIES 1996-2
                             CLASS A CERTIFICATE

     evidencing a Percentage Interest in the distributions allocable to the Class A Certificates with respect to a pool of first and second lien revolving home equity mortgage loans originated by certain subsidiaries of Beneficial Corporation (the "Originators"), including Beneficial Mortgage Corporation, which has acquired the Home Equity Loans from such other Originators, has sold the Trust Balances of the Home Equity Loans to the Depositor, which sold such Trust Balances to the Trust Fund, and shall act as Master Servicer with respect to the Home Equity Loans.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., Beneficial Mortgage Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the Original Class A Certificate Balance) in certain monthly distributions with respect to a pool of first and second lien revolving home equity mortgage loans (the "Home Equity Loans"), the Trust Balances of which have been sold by Beneficial Mortgage Corporation to the Depositor and by the Depositor to the Trust Fund and with respect to which Beneficial Mortgage Corporation shall act as master servicer (the "Master Servicer," which term includes any successor Master Servicer under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or modified from time to time the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, Texas Commerce Bank National Association, as co-trustee, and The Chase Manhattan Bank, as trustee (the "Trustee," which term shall include any successor Trustee under the Agreement), a description of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 28th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 28, 1996, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (or, if the Certificates all shall be held in the form of Definitive Certificates, the last day of the calendar month preceding the month of such Distribution Date) (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount required to be distributed to Holders of Class
A Certificates on such Distribution Date.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the City and State of New York.

     This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Asset Backed Certificates, Series 1996-2, issued in four classes (Class A, Class M, Class B and Class R, herein called the "Certificates"), and representing a beneficial ownership interest in (i) the Trust Balances of the Home Equity Loans and the proceeds thereof, (ii) such assets as shall from time to time be identified as credited to the Home Equity Loan Payment Record or deposited in the Certificate Account in accordance with the Agreement, (iii) property which secured a Home Equity Loan and which has been acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure and (iv) any Servicer LOC.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Trust Balances of the Home Equity Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement, and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer and the rights of the Certificateholders under the Agreement, at any time by the Depositor, the Master Servicer and the Trustee with the consent of (x) any Servicer LOC Issuer if its rights are materially and adversely affected and (y) Holders of Certificates of each Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the City and State of New York, accompanied by a written instrument of transfer in form satisfactory to the Master Servicer, the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations, if applicable, and evidencing the same aggregate fractional undivided interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like Class in authorized denominations (in the case of the Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment by the Holder of this Certificate of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Master Servicer, the Trustee and the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (i) the purchase by the Master Servicer or the sale by the Trustee of the Trust Balance of each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund at a price determined as provided in the Agreement or (ii) the later of the final payment or other liquidation of the last Home Equity Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Home Equity Loan. The Master Servicer
(i) may, at its option, purchase the Trust Balance of each Home Equity Loan and property in respect of any Home Equity Loan on any Distribution Date as of which the Pool Balance is equal to or less than ten percent (10%) of the Cut-off Date Pool Balance and (ii) should the Trust Balances of any Home Equity Loans remain outstanding on the Distribution Date in September 2026, shall purchase all such Trust Balances pursuant to the Agreement, which purchase will result in retirement of the Certificates. If the Master Servicer fails for any reason to purchase the Trust Balances of the Home Equity Loans on the September 2026 Distribution Date, then the Trustee shall conduct an auction of the assets of the Trust Fund (other than amounts on deposit in the Certificate Account) in order to effect a termination of the Trust Fund promptly thereafter.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:


                                   THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee




                                   By _______________________________________
                                                Authorized Officer

Countersigned:



By:  _____________________________________
     Authorized Officer of
     The Chase Manhattan Bank, not in its
     individual capacity but solely as Trustee



                                                                  EXHIBIT B
                                                                  ---------


                        (FORM OF CLASS M CERTIFICATE)

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST THEREIN.)

THE RIGHTS OF THE HOLDERS OF THE CLASS M CERTIFICATES TO RECEIVE
DISTRIBUTIONS ON THEIR CLASS M CERTIFICATES ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A CERTIFICATES TO RECEIVE SUCH DISTRIBUTIONS, AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Cut-off Date:  August 31, 1996                    Denomination:  $___________

First Distribution Date:  October 28, 1996
                                         Original Class M Certificate Balance:

                                                                  $__________

Certificate No. _____                            CUSIP No. __________________


                 HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                SERIES 1996-2
                      CLASS M CERTIFICATE (SUBORDINATE)

     evidencing a Percentage Interest in the distributions allocable to the Class M Certificates with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans originated by certain subsidiaries of Beneficial Corporation (the "Originators"), including Beneficial Mortgage Corporation, which has acquired the Home Equity Loans from such other Originators, has sold the Trust Balances of the Home Equity Loans to the Depositor, which sold such Trust Balances to the Trust Fund, and shall act as Master Servicer with respect to the Home Equity Loans.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., Beneficial Mortgage Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the Original Class M Certificate Balance) in certain monthly distributions with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans (the "Home Equity Loans"), the Trust Balances of which have been sold by Beneficial Mortgage Corporation to the Depositor and by the Depositor to the Trust Fund and with respect to which Beneficial Mortgage Corporation shall act as master servicer (in such capacity, the "Master Servicer," which term includes any successor Master Servicer under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or modified from time to time the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, Texas Commerce Bank National Association, as co-trustee, The Chase Manhattan Bank, as trustee (the "Trustee," which term shall include any successor Trustee under the Agreement), a description of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 28th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 28, 1996, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (or, if the Certificates all shall be held in the form of Definitive Certificates, the last day of the calendar month preceding the month of such Distribution Date) (the "Record Date"), in an amount equal the product of the Percentage Interest evidenced by this Certificate and the Class M Distribution Amount required to be distributed to Holders of the Class M Certificates on such Distribution Date. The rights of the Holders of the Class M Certificates to receive distributions with respect to principal are subordinated to the rights of the Holders of the Class A Certificates, as described in the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the City and State of New York.

     This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Asset Backed Certificates, Series 1996-2, issued in four classes (Class A, Class M, Class B and Class R, herein called the "Certificates"), and representing a beneficial ownership interest in (i) the Trust Balances of the Home Equity Loans and the proceeds thereof, (ii) such assets as shall from time to time be identified as credited to the Home Equity Loan Payment Record or deposited in the Certificate Account in accordance with the Agreement, (iii) property which secured a Home Equity Loan and which has been acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure and (iv) any Servicer LOC.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Trust Balances of the Home Equity Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, and the rights of the Certificateholders under the Agreement, at any time by the Depositor, the Master Servicer and the Trustee with the consent of (x) any Servicer LOC Issuer if its rights are materially and adversely affected and (y) Holders of Certificates of each Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Transferee of this Certificate is hereby deemed by the acceptance or acquisition hereof to represent that such Transferee is not an employee benefit plan or a collective investment fund or insurance company account which is treated as holding "plan assets" (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a trustee or any other Person acting on behalf of any such Plan. Any purported Transfer of a Class M Certificate in violation of this restriction on Transfer will be null and void and vest no rights in the purported Transferee.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like Class in authorized denominations (in the case of the Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment by the Holder of this Certificate of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Master Servicer, the Trustee and the Certificate Registrar and any agent of the Master Servicer, Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (i) the purchase by the Master Servicer or the sale by the Trustee of the Trust Balance of each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund at a price determined as provided in the Agreement or (ii) the later of the final payment or other liquidation of the last Home Equity Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Home Equity Loan. The Master Servicer
(i) may, at its option, purchase the Trust Balance of each Home Equity Loan and property in respect of any Home Equity Loan on any Distribution Date as of which the Pool Balance is equal to or less than ten percent (10%) of the Cut-off Date Pool Balance and (ii) should the Trust Balances of any Home Equity Loans remain outstanding on the Distribution Date in September 2026, shall purchase all such Trust Balances pursuant to the Agreement, which purchase will result in retirement of the Certificates. If the Master Servicer fails for any reason to purchase the Trust Balances of the Home Equity Loans on the September 2026 Distribution Date, then the Trustee shall conduct an auction of the assets of the Trust Fund (other than amounts on deposit in the Certificate Account) in order to effect a termination of the Trust Fund promptly thereafter.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:


                                   THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee




                                   By _______________________________________
                                                Authorized Officer

Countersigned:



By:  _______________________________
     Authorized Officer of
     The Chase Manhattan Bank,
     not in its individual capacity


     but solely as Trustee



                                                                  EXHIBIT C
                                                                  ---------


                        (FORM OF CLASS B CERTIFICATE)

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST THEREIN.)

THE RIGHTS OF THE HOLDERS OF THE CLASS B CERTIFICATES TO RECEIVE
DISTRIBUTIONS ON THEIR CLASS B CERTIFICATES ARE SUBORDINATED TO THE RIGHTS OF THE HOLDERS OF THE CLASS A AND CLASS M CERTIFICATES TO RECEIVE SUCH DISTRIBUTIONS, AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Cut-off Date:  August 31, 1996                Denomination:  $___________

First Distribution Date:  October 28, 1996
                                        Original Class B Certificate Balance:
                                                                  $__________

Certificate No. _____                            CUSIP No. __________________


                 HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                SERIES 1996-2
                      CLASS B CERTIFICATE (SUBORDINATE)

     evidencing a Percentage Interest in the distributions allocable to the Class B Certificates with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans originated by certain subsidiaries of Beneficial Corporation (the "Originators"), including Beneficial Mortgage Corporation, which has acquired the Home Equity Loans from such other Originators, has sold the Trust Balances of the Home Equity Loans to the Depositor, which sold such Trust Balances to the Trust Fund, and shall act as Master Servicer with respect to the Home Equity Loans.

     This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc. Beneficial Mortgage Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ___________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the Original Class B Certificate Balance) in certain monthly distributions with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans (the "Home Equity Loans"), the Trust Balances of which have been sold by Beneficial Mortgage Corporation to the Depositor and by the Depositor to the Trust Fund and with respect to which Beneficial Mortgage Corporation shall act as master servicer (in such capacity, the "Master Servicer," which term includes any successor Master Servicer under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or modified from time to time the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, and The Chase Manhattan Bank, as trustee (the "Trustee," which term shall include any successor Trustee under the Agreement), a description of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 28th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 28, 1996, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (or, if the Certificates all shall be held in the form of Definitive Certificates, the last day of the calendar month preceding the month of such Distribution Date) (the "Record Date"), in an amount equal the product of the Percentage Interest evidenced by this Certificate and the Class B Distribution Amount required to be distributed to Holders of the Class B Certificates on such Distribution Date. The rights of the Holders of the Class B Certificates to receive distributions with respect to principal are subordinated to the rights of the Holders of the Class A and Class M Certificates, as described in the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the City and State of New York.

     This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Asset Backed Certificates, Series 1996-2, issued in four classes (Class A, Class M, Class B and Class R, herein called the "Certificates"), and representing a beneficial ownership interest in (i) the Trust Balances of the Home Equity Loans and the proceeds thereof, (ii) such assets as shall from time to time be identified as credited to the Home Equity Loan Payment Record or deposited in the Certificate Account in accordance with the Agreement, (iii) property which secured a Home Equity Loan and which has been acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure and (iv) any Servicer LOC.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Trust Balances of the Home Equity Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, and the rights of the Certificateholders under the Agreement, at any time by the Depositor, the Master Servicer and the Trustee with the consent of (x) any Servicer LOC Issuer if its rights are materially and adversely affected and (y) Holders of Certificates of each Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Transferee of this Certificate is hereby deemed by the acceptance or acquisition hereof to represent that such Transferee is not an employee benefit plan or a collective investment fund or insurance company account which is treated as holding "plan assets" (a "Plan") subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a trustee or any other Person acting on behalf of any such Plan. Any purported Transfer of a Class B Certificate in violation of this restriction on Transfer will be null and void and vest no rights in the purported Transferee.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of a like Class in authorized denominations (in the case of the Certificates) and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment by the Holder of this Certificate of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Master Servicer, the Trustee and the Certificate Registrar and any agent of the Master Servicer, Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (i) the purchase by the Master Servicer or the sale by the Trustee of the Trust Balance of each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund at a price determined as provided in the Agreement or (ii) the later of the final payment or other liquidation of the last Home Equity Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Home Equity Loan. The Master Servicer
(i) may, at its option, purchase the Trust Balance of each Home Equity Loan and property in respect of any Home Equity Loan on any Distribution Date as of which the Pool Balance is equal to or less than ten percent (10%) of the Cut-off Date Pool Balance and (ii) should the Trust Balances of any Home Equity Loans remain outstanding on the Distribution Date in September 2026, shall purchase all such Trust Balances pursuant to the Agreement, which purchase will result in retirement of the Certificates. If the Master Servicer fails for any reason to purchase the Trust Balances of the Home Equity Loans on the September 2026 Distribution Date, then the Trustee shall conduct an auction of the assets of the Trust Fund (other than amounts on deposit in the Certificate Account) in order to effect a termination of the Trust Fund promptly thereafter.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated:


                                   THE CHASE MANHATTAN BANK, not in its
                                   individual capacity but solely as Trustee




                                   By _______________________________________
                                                Authorized Officer

Countersigned:



By:  _______________________________
     Authorized Officer of
     The Chase Manhattan Bank,
     not in its individual capacity
     but solely as Trustee



                                                                  EXHIBIT D
                                                                  ---------


                        (FORM OF CLASS R CERTIFICATE)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M AND CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO THE SECURITIES ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH THE SECURITIES AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS
6.02 AND 6.07 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CLASS R CERTIFICATE HAS BEEN DESIGNATED BY THE COMPANY REFERRED TO BELOW AS A "RESIDUAL INTEREST" IN THE TRUST FUND CREATED BY THE POOLING AND SERVICING AGREEMENT PURSUANT TO PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

(THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE MASTER SERVICER UNDER SUCH AGREEMENT.)

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A "DISQUALIFIED ORGANIZATION" AS DEFINED IN SECTION 860E(e)(5) OF THE CODE. SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMER'S COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME. NO TRANSFER OF THIS CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED (1) AN AFFIDAVIT AFFIRMING THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THIS CERTIFICATE AS A NOMINEE, TRUSTEE OR AGENT FOR ANY PERSON WHO IS A DISQUALIFIED ORGANIZATION, AND (2) A COVENANT OF THE PROPOSED TRANSFEREE TO THE EFFECT THAT THE PROPOSED TRANSFEREE AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE. A PASS-THRU ENTITY THAT HOLDS THIS CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THRU ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS. FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM "PASS-THRU ENTITY" INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.


Class R                                            _____% Percentage Interest
Subordinate

Cut-off Date:  August 31, 1996

First Distribution Date:  October 28, 1996


                 HOME EQUITY LOAN ASSET BACKED CERTIFICATES,
                                SERIES 1996-2
                      CLASS R CERTIFICATE (SUBORDINATE)


     evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans originated by certain subsidiaries of Beneficial Corporation (the "Originators"), including Beneficial Mortgage Corporation, which has acquired the Home Equity Loans from such other Originators, has sold the Trust Balances of the Home Equity Loans to the Depositor, which sold such Trust Balances to the Trust Fund, and shall act as Master Servicer with respect to the Home Equity Loans.

          This Certificate does not represent an obligation of or interest in Merrill Lynch Mortgage Investors, Inc., Beneficial Mortgage Corporation or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Home Equity Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that ________________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to a Trust Fund consisting of a pool of first and second lien revolving home equity mortgage loans (the "Home Equity Loans"), the Trust Balances of which have been sold by Beneficial Mortgage Corporation to the Trust Fund and with respect to which Beneficial California Inc. shall act as master servicer (in such capacity, the "Master Servicer," which term includes any successor Master Servicer under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or modified from time to time the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, Texas Commerce Bank National Association, as co-trustee, The Chase Manhattan Bank, as trustee (the "Trustee," which term shall include any successor Trustee under the Agreement), a description of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the 28th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day (each, a "Distribution Date"), commencing on October 28, 1996, to the Person in whose name this Certificate is registered at the close of business on the fifth Business Day preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of Holders of the Class A, Class M and Class B Certificates, and any amount required to be distributed to Holders of Class R Certificates on such Distribution Date.

     Distributions on this Certificate will be made by the Trustee by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register or by such other means of payment as such Person and the Trustee shall agree. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

     This Certificate is one of a duly authorized issue of Certificates designated as Home Equity Loan Asset Backed Certificates, Series 1996-2, issued in four Classes (Class A, Class M, Class B and Class R Certificates, herein collectively called the "Certificates") and representing a beneficial ownership interest in (i) the Trust Balances of the Home Equity Loans and the proceeds thereof, (ii) such assets as shall from time to time be identified as credited to the Home Equity Loan Payment Record or deposited in the Certificate Account in accordance with the Agreement, (iii) property which secured a Home Equity Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and (iv) any Servicer LOC.

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Trust Balances of the Home Equity Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, and the rights of the Certificateholders under the Agreement, at any time by the Depositor, the Master Servicer and the Trustee with the consent of any Servicer LOC Issuer if its rights are materially and adversely affected and Holders of Certificates of each Class affected thereby, evidencing, as to such Class, Percentage Interests aggregating not less than 51%. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     The Holder of this Certificate hereby consents to any amendment of the Agreement which, based on an Opinion of Counsel delivered to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Disqualified Organization and (b) to provide for a means to compel the Transfer of a Class R Certificate which is held by a Disqualified Organization to a Holder that is not a disqualified Organization.

     No Transfer of a Class R Certificate shall be made unless such Transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and laws. In the event that such a Transfer is to be made within three years from the date of initial issuance of the Certificates pursuant to the Agreement, (i) the Trustee or the Master Servicer may require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer that such Transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act and of any applicable state statute, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer, and (ii) the Trustee shall require the Transferee to execute an investment letter in form and substance satisfactory to the Trustee and the Master Servicer certifying the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee or the Master Servicer. The Holder hereof desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee and the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     No Transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the Transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee and the Master Servicer, to the effect that such Transferee is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code, nor a trustee or any other Person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of such Certificate being presented for registration in the name of an employee benefit plan subject to ERISA or section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee or any other Person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions as well as the fiduciary provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Agreement, which representation letter or Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer.

     Any purported Transfer of a Class R Certificate in violation of the restriction on Transfer will be null and void and vest no rights in the purported Transferee.

     No service charge will be made for any such registration of Transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Master Servicer, the Trustee and the Certificate Registrar and any agent of the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Master Servicer, the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement upon (i) the purchase by the Master Servicer or the sale by the Trustee of the Trust Balance of each Home Equity Loan and all property acquired in respect of any Home Equity Loan remaining in the Trust Fund at a price determined as provided in the Agreement or (ii) the later of the final payment or other liquidation of the Loan Balance of the last Home Equity Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Home Equity Loan. The Master Servicer (i) may, at its option, purchase the Trust Balance of each Home Equity Loan and property in respect of any Home Equity Loan on any Distribution Date of which the Pool Balance is equal to or less than ten percent (10%) of the Cut-off Date Pool Balance and (ii) should the Trust Balances of any Home Equity Loans remain outstanding on the Distribution Date in September 2026, shall purchase all such Trust Balances pursuant to the Agreement, which purchase will result in retirement of the Certificates. If the Master Servicer fails for any reason to purchase the Trust Balances of the Home Equity Loans on the September 2026 Distribution Date, then the Trustee shall conduct an auction of the assets of the Trust Fund (other than amounts on deposit in the Certificate Account) in order to effect a termination of the Trust promptly thereafter.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by any authorized officer of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: THE CHASE MANHATTAN BANK, not in its individual capacity but solely as Trustee




                                   By _______________________________________
                                                Authorized Officer

Countersigned:



By:  _______________________________
     Authorized Officer of
     The Chase Manhattan Bank,
     not in its individual capacity
     but solely as Trustee

                                                                  EXHIBIT E
                                                                  ---------


                          Notice of Payment in Full
                     of Trust Balance of Home Equity Loan


                     ------------------------------------



_________________________
_________________________
_________________________
_________________________

Attention: _________________________

     Re:  Home Equity Loan Asset Backed Certificates, Series 1996-2
          ---------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to Section 3.07(b) of the Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, The Chase Manhattan Bank, as trustee and Texas Commerce Bank National Association, as co-trustee. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement.

     The undersigned hereby certifies that the Trust Balance of the Home Equity Loan(s) listed in Schedule A annexed hereto has been paid in full and that all amounts received in connection with the payment of such Home Equity Loan(s) that were required to be deposited in the Collection Account pursuant to Section 3.02 of the Agreement have been so deposited.

     The undersigned further certifies that he/she is a Servicing Officer of the Master Servicer holding the office set forth beneath his/her signature and that he/she is duly authorized to execute this certificate on behalf of the Master Servicer.


                                   BENEFICIAL MORTGAGE CORPORATION


                                   By:  ___________________________________
                                        Name:  _____________________________
                                        Title:  Servicing Officer

                                                                  EXHIBIT F
                                                                  ---------


                             FORM OF FILE REQUEST
                                    (DATE)




___________________________, as Trustee
___________________________
___________________________
___________________________

Attention: ________________________

     Re:  Home Equity Loan Asset Backed Certificates, Series 1996-2
          ---------------------------------------------------------

Gentlemen:

     In connection with the administration of the Home Equity Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of September 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "Agreement") among Merrill Lynch Mortgage Investors, Inc., as Depositor, Beneficial Mortgage Corporation, as Master Servicer, The Chase Manhattan Bank, as trustee, and Texas Commerce Bank National Association, as co-trustee we hereby request a release of the Mortgage File held by you as trustee with respect to the following described Home Equity Loan for the reason indicated below.

Loan No.:  ________________
--------

Reason for requesting file:
--------------------------

          1. Home Equity Loan paid in full. (The Master Servicer hereby certifies that all amounts received in connection with the payment in full of the Trust Balance of the Home Equity Loan that are required to be deposited in the Certificate Account pursuant to Section 4.02 of the Agreement have been so deposited).

          2. Home Equity Loan repurchased. (The Master Servicer hereby certifies that the Purchase Price of the Home Equity Loan has been deposited in the Certificate Account pursuant to the Agreement).

          3.   The Home Equity Loan is being foreclosed.

          4.   Other (Describe).

     The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Agreement and will promptly be returned to the Trustee when the need therefor by the Master Servicer no longer exists unless the Home Equity Loan has been liquidated. Capitalized terms used herein shall have the meanings assigned to them in the Agreement.

                                   BENEFICIAL MORTGAGE CORPORATION



                                   By:
                                      ______________________________________
                                         Name:
                                         Title:  Servicing Officer


                                 EXHIBIT 3.3



                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.

                        * * * * * * * * * * * * * * *


     Merrill Lynch Mortgage Investors, Inc., a corporation organized and existing under the General Corporation law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:
     FIRST: That the Board of Directors of the Corporation (the "Board") has, in accordance with Section 141(f) of the General Corporation Law of the State of Delaware, by unanimous written consent of all of the members of the Board which has been filed with the minutes of the proceedings of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:
     RESOLVED, that, pursuant to Section 241 of the Delaware General Corporation Law, Article Third of the Certificate of Incorporation of the Corporation be, and it hereby is, amended and restated in its entirety as follows:

               THIRD:  The purpose of the Corporation is limited
               -----
to:  (a) issuing and selling one or more series of bonds secured primarily by mortgage loans, mortgage collateral, manufactured housing installment sales contracts and loan agreements (the "Contracts") and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, investing in mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, to be purchased with the proceeds of bonds secured by such mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, and taking certain other action with respect thereto, (b) selling interests in mortgage loans, mortgage collateral, Contracts, and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, evidencing such interests with pass-through or other certificates, using the proceeds of the sale of the pass-through or other certificates to acquire the mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, acquired and sold and taking certain other action with respect thereto, and (c) acting as settlor or depositor of trusts formed to issue series of bonds secured by, or pass-through or other certificates supported by, mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, and investing in, selling or otherwise dealing with the same. The Corporation is not otherwise authorized to trade or deal in securities or engage in any other activity other than issuing, selling or otherwise dealing with bonds or pass-through or other certificates under an indenture, trust agreement, pooling and servicing agreement or other agreement, acting as settlor or depositor of a trust formed to issue and sell bonds or pass-through or other certificates and investing in, selling or otherwise dealing with the same, acquiring, owning, holding and pledging or selling interests in mortgage loans, mortgage collateral, Contracts and/or other obligations and evidences of indebtedness, and interests in or balances of any of the foregoing, investing cash balances on an interim basis in certain short-term investments and engaging in activities incidental to and necessary or appropriate to accomplish the foregoing, including without limitation obtaining credit support.

     SECOND: That, in lieu of taking action at a meeting called and held in accordance with Section 222 of the General Corporation Law of the State of Delaware, the sole stockholder of the Corporation has, pursuant to Section 228 of the General Corporation Law of the State of Delaware, given unanimous written consent to the adoption of such amendment.

     THIRD: That, therefore, such amendment has been duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Merrill Lynch Investors, Inc. has caused this certificate to be signed by Michael M. McGovern, its Secretary, and attested by a duly authorized officer of the Corporation, this 26th day of September, 1996.

                                   /s/ Michael G. McGovern
                              By____________________________
                                Michael G. McGovern
                                Secretary




ATTEST:

/s/ Peter Cerwin
______________________
Peter Cerwin
Vice President